UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08928

HSBC INVESTOR PORTFOLIOS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.                         October 31, 2011

HSBC World Selection Funds

Annual Report

Class A

Class B

Class C

Aggressive Strategy Fund

HAAGX

HBAGX

HCAGX

Balanced Strategy Fund

HAGRX

HSBGX

HCGRX

Moderate Strategy Fund

HSAMX

HSBMX

HSCMX

Conservative Strategy Fund

HACGX

HBCGX

HCCGX

Table of Contents

HSBC World Selection Funds
Annual Report - October 31, 2011

[This Page Intentionally Left Blank]

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that measures the non-investment grade, USD-denominated, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is an unmanaged index of three-month Treasury bills.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Morgan Stanley Capital International Emerging Market (“MSCI EM”) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Standard & Poor’s Credit Rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 16, 2011

To Our Investors:

The past year was a difficult one for investors, as well as—and, in significant part, due to—policymakers around the world. In the U.S., political partisanship reached new levels, inspiring policy gridlock; regulatory authorities raised the cost of commerce with new regulations, while failing to enforce existing ones. The housing mess, long in creation, thwarted economic recovery while losses continued to mount for Freddie Mac and Fannie Mae. In Europe, the European Central Bank’s rules have enabled smaller economies to spend beyond their means while incurring debt and enlarging entitlements. The resulting fallout from these European debt issues has led to several leadership changes, but thus far has failed to lead to decisive resolution. Many of the emerging markets, an increasing focus of our fund family, have benefited from rising domestic demand in their economies, especially from consumers, leading to favorable relative performance.

What unites the global economy is a “3D” problem: debt, deficits and demographics. Too many countries have too much debt—including the U.S., where the measure of debt to U.S. Gross Domestic Product (“GDP”)1 eclipses 350% if entitlements are counted. The term structure of such sovereign debt has provoked liquidity concerns in nations such as Italy, where euro 200 billion (U.S. $300 billion) must be refinanced over the next year. Aggravating the existing debt loads are large and growing deficits in many countries. These deficits are being magnified by the global slowdown and the apparent inability of political leaders to install necessary austerity measures that offer hope for eventual financial stability. Finally, demographics are disheartening across the developed world: moderate to negative population growth in countries such as the U.S. and Italy means fewer workers to pay for the old and retired. Economists shudder at such discouraging “dependency ratios.”

In such conditions, it was not a surprise that Standard & Poor’s downgraded the U.S.’s long-term credit rating in August 2011 to AA+ from AAA (see “Standard & Poor’s Credit Rating” in the Glossary of Terms). It is surprising, however, that several other mature economies haven’t also been downgraded. Clearly, this situation challenged our portfolio managers who, despite the volatility, continued to perform relatively well during the year ended October 31, 2011. In the low-yield environment where key interest rates are hovering near zero, HSBC Global Asset Management (USA) Inc., the Fund’s investment advisor, along with other service providers, provided yield support of approximately $20.2 million over the year to the HSBC Money Market Funds. The Board has monitored these Money Market Funds very closely, in part because they, like their peers, invest in short-term European bank paper. Such investments accounted for approximately 8% of the assets for the Prime Money Market Fund as of October 31, 2011.

Regulators’ scrutiny remains on the money market fund industry as it is deemed to embody “systemic risk”. No prescriptions have been announced by the Securities & Exchange Commission (“SEC”), but we favor the proposal offered by HSBC, which can be found on the SEC’s website, http://www.sec.gov/comments/4-619/4-619.shtml.

Owing to limited investor demand, small size and outflows, we have liquidated the HSBC California Tax-Free Money Market Fund. The Board has also approved the liquidation of the International Equity, Overseas Equity and Value Funds. Those liquidations will take place on or around December 31, 2011. We are pleased that our emerging market investment product offerings continue to grow. Recent economic developments have underscored the relative appeal of certain emerging markets stocks, bonds and currencies. The new product offerings, which were launched in 2011 include:

•	HSBC Emerging Markets Debt Fund

•	HSBC Emerging Markets Local Debt Fund

•	HSBC Frontier Markets Fund

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

After the close of our fiscal year, the Board accepted with regret the resignation of Sylvia Coutinho, who is returning to HSBC’s Latin American operation. It’s been a pleasure working with Sylvia. The Board welcomes to her former seat as “interested trustee” Deborah Hazell, who recently joined HSBC as Chief Executive Officer of HSBC Global Asset Management, North America.

As a founding Trustee of the HSBC Investor Funds’ fund family, I confess to astonishment at how complex the world of investing has grown over the past quarter-century. Then, there were no such things as exchange-traded funds; today there are over 900 exchange-traded funds available to investors. Then, overseas investing was rare, pursued by a handful of pioneers; today, virtually every investor is advised to have some international exposure. Then, derivatives were uncommon and largely the province of a sophisticated few; today, such instruments are central to the pursuit of risk-adjusted performance.

Amid such complexity, I find it assuring to work with this investment advisor, Board of Trustees and service providers.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

[1]	For additional information, please refer to the Glossary of Terms.

An investment in money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds’ annual report, covering the period between November 1, 2010 and October 31, 2011. This report provides detailed information about your Funds’ results. We encourage you to review it carefully.

On the previous pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

On April 7, 2011, we launched two emerging markets debt funds, the HSBC Emerging Markets Debt Fund and the HSBC Emerging Markets Local Debt Fund, which represented HSBC’s first U.S. registered mutual funds investing in emerging markets securities. The HSBC Emerging Markets Debt Fund was subsequently included in the portfolios of certain World Selection Funds. In September, the HSBC Frontier Markets Fund joined these two emerging market debt funds as our initial fund offerings in this exciting segment of the investment market. One of HSBC’s global strengths is emerging markets investment management and we look forward to developing other emerging markets mutual funds for distribution in the U.S.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy continued its sluggish recovery during the year ended October 31, 2011, but economic gains were overshadowed by signs of slowing growth and uncertainty related to the European debt crisis during the second half of the year.

Concerns about risks of sovereign debt defaults in Europe persisted throughout the year, causing increased market volatility and dampening investor sentiment. Problems with the domestic economy, including high unemployment and slow economic growth, also weighed on investors’ confidence. Despite some indications that the economic recovery was picking up momentum during the first half of the year, fears of a double-dip recession became more prominent in the spring of 2011 due to a number of economic reports showing slowing economic growth.

U.S. Gross Domestic Product (“GDP”)1 growth dropped sharply from 2.3% in the fourth quarter of 2010 to 0.4% during first quarter of 2011. Growth picked up during the next two quarters, with 1.3% GDP growth in the second quarter of 2011 and a preliminary estimate of 2.5% growth for the third quarter.

The U.S. Federal Reserve Board (the “Fed”) took several actions to support the recovery. The Fed: (1) continued a program of quantitative easing that ended in June, (2) signaled in August its intent to keep the federal funds rate near 0% through mid-2013, and (3) implemented “Operation Twist,” which involves selling short-term Treasury securities and purchasing long-term Treasuries in a bid to keep long-term interest rates low.

The U.S. job market picked up slightly during the year ended October 31, 2011, but historically high levels of unemployment remained a significant drag on the economic recovery. Home sales in the U.S. rose, but home prices remained relatively low and foreclosure and delinquency rates hit record levels.

Meanwhile, reports showed that manufacturing activity was increasing slowly but steadily, and that the services sector was expanding. Consumer confidence began the year trending upward, but fell sharply during the fall of 2011 due in part to the slow pace of the economic recovery and high unemployment.

Globally, Europe struggled with problems in its financial system related to its sovereign debt issues. Most emerging markets experienced robust economic performance. However, growth slowed during the third quarter in some major emerging markets, including China and India. Russian economic activity stood out in comparison with the rest of the emerging markets, with increasing real wages, stronger retail sales and falling unemployment. Inflationary pressures increased in many emerging markets, however, causing governments to tighten monetary policy to counter rising prices of food and other commodities.

Market Review

Stocks surged at the beginning of the year as improving U.S. economic data and an economic rescue package for several eurozone countries boosted investor confidence. The positive momentum continued into the first few months of 2011, despite geopolitical turmoil in the Middle East, an uptick in energy and food prices and continuing debt problems in eurozone countries such as Greece. Data showing increasing consumer confidence, robust manufacturing, soaring home sales and strong corporate earnings was enough to sustain stocks’ steady gains. A devastating earthquake and tsunami hit Japan in mid-March, pulling global stocks down sharply for a short period and bringing Japanese economic growth to a halt.

The market’s momentum stalled during the second quarter of 2011, when new economic data, including reports showing soft sales in the U.S. retail sector and a weak U.S. job market, indicated slowing growth and renewed fears of a double-dip recession. The sovereign debt situation in Europe deteriorated, and credit agencies downgraded Portugal, Greece and Italy. The month of May marked a turning point in global markets: commodities posted their largest monthly drop in a year and equities fell across the board.

A contentious political conflict over raising the U.S. debt ceiling also dragged markets down and damaged investor confidence during the second quarter. The subsequent downgrade of U.S. long-term debt by rating agency Standard & Poor’s in August further damaged confidence. Stocks then lost significant ground during the third quarter of 2011, with the Dow Jones Industrial Average finishing the quarter down 12%—its largest quarterly decline since early 2009.

Not all news was negative during the latter half of the year ended October 31, 2011. Data on U.S. industrial production, durable goods orders and manufacturing exceeded expectations. Corporate earnings also remained robust. Consumer sentiment improved and jobs data released during the fall months were encouraging.

Investors began the year favoring higher-risk areas of the equity market, helping emerging markets and small-cap stocks produce strong gains during the six months through April. However, by the end of the year, investors were pulling assets out of stocks and increasing cash and bond positions. The Russell 2000® Index1 of small-company stocks returned 9.84% during the period ended October 31, 2011, while the S&P 500 Index1 of large-company stocks returned 8.09% over the same period.

Stocks in developed economies performed well early in the year, but these advances largely reversed themselves by the end of the year. European markets experienced dramatic losses as leaders struggled to coordinate a response to sovereign debt problems that would prevent defaults in Greece, Italy and other fragile economies. The MSCI EAFE Index1 of developed foreign markets returned -3.64% for the year as a whole, while the MSCI EM Index1 returned -7.44% over the same period.

Among fixed-income securities, corporate bonds—particularly high-yield bonds—exhibited strength during much of the year as investors sought out additional yield in a low-interest-rate environment. The trend dissipated in the third quarter, however, as investors grew more risk-averse and turned to the relative safety of U.S. Treasuries. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 5.00% for the year ended October 31, 2011, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 5.17% over the same period.

U.S. Treasury yields ticked upward throughout much of 2011, but sunk lower again in the third quarter due in part to the Fed’s “Operation Twist” program, which is designed to suppress long-term interest rates.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews (Unaudited)

Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)
by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 0.20% (without sales charge) for the Class A Shares for the year ended October 31, 2011, as compared to a 8.09%, -3.64%, 5.00% and 0.10% total return for the Fund’s benchmarks the S&P 500 Index, MSCI EAFE Index, Barclays Capital U.S. Aggregate Bond Index and Citigroup U.S. Domestic 3-Month Treasury Bill Index, respectively. The Fund’s primary benchmark is the S&P 500 Index.

Portfolio Performance

The World Selection Funds, which include the Aggressive Strategy Fund, the Balanced Strategy Fund, the Moderate Strategy Fund, and the Conservative Strategy Fund, aim to provide superior risk-adjusted returns for each Fund. The Funds’ broadly diversified investment approach across various asset classes and investment styles strongly contributes to achieving this objective. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet the longer term investment goals.

The year ended October 31, 2011 proved challenging for global equity markets. The year was blighted by high levels of risk aversion amid extreme volatility in the markets. Disappointing economic data pointing to a slowdown in the worldwide economy exacerbated concerns, while ongoing problems in the eurozone, particularly the situation regarding government debt levels in countries such as Greece, further impacted global investor sentiment.

In this environment, investors neglected riskier asset classes such as equities, instead favoring relatively safe investments such as bonds. The global bond market benefited in this environment.

The Fund began the year with an underweight allocation to equities relative to its target allocation. The exposure to equities was increased to a moderately overweight position in January 2011. This move reflected the improved backdrop for riskier asset classes, including attractive equity valuations and improving corporate balance sheets.*

In the fixed income portion of the portfolio, the Fund early in the year held an overweight allocation to U.S. high-yield bonds relative to its target allocation. The exposure to high-yield bonds was reduced by the middle of 2011, primarily to reduce overall portfolio volatility and to take some profits after a strong period of performance.*

The Fund’s exposure to alternative asset classes—including commodities, which posted strong returns over the period—benefited performance during the year.*

The Fund’s performance relative to its reference indices was hurt by its moderately overweight exposure to riskier asset classes such as equities. Increased risk aversion led global investors to neglect these asset classes.

During the period, yields on government bonds—which form part of the global aggregate bond segment of the portfolios—were not considered attractive. As a result, government bonds were the largest underweight position in the portfolio. This hurt relative performance as bonds outperformed the global equity universe.

*	Portfolio composition is subject to change.
[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Aggressive Strategy Fund

Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[4]

As of October 31, 2011	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

Aggressive Strategy Fund Class A1	2/14/05	-4.78	-0.58	3.08		2.34	1.84

Aggressive Strategy Fund Class B2	2/9/05	-4.50	-0.31	3.22		3.09	2.59

Aggressive Strategy Fund Class C3	6/9/05	-1.45	-0.26	3.30		3.09	2.59

S&P 500 Index[5]	—	8.09	0.25	2.85	[6]	N/A	N/A

MSCI EAFE Index[5]	—	-3.64	-1.95	3.42	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	5.00	6.41	5.47	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.10	1.53	2.14	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from March 1, 2011 through March 1, 2012.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund fees and expenses) to an annual rate of 1.50%, 2.25%, and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2012. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period February 9, 2005 to October 31, 2011.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews (Unaudited)

Balanced Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)
 by Randeep Brar, CFA, Senior Vice President/Portfolio Manager
Caroline Hitch, Senior Portfolio Manager

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

Market Commentary

The Fund returned 2.08% (without sales charge) for the Class A Shares for the year ended October 31, 2011, as compared to a 8.09%, -3.64%, 5.00% and 0.10% total return for the Fund’s benchmarks the S&P 500 Index, MSCI EAFE Index, Barclays Capital U.S. Aggregate Bond Index and Citigroup U.S. Domestic 3-Month Treasury Bill Index, respectively. The Fund’s primary benchmark is the S&P 500 Index.

Portfolio Performance

The World Selection Funds, which include the Aggressive Strategy Fund, the Balanced Strategy Fund, the Moderate Strategy Fund, and the Conservative Strategy Fund, aim to provide superior risk-adjusted returns for each Fund. The Funds’ broadly diversified investment approach across various asset classes and investment styles strongly contributes to achieving this objective. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet the longer term investment goals.

The year ended October 31, 2011 proved challenging for global equity markets. The year was blighted by high levels of risk aversion amid extreme volatility in the markets. Disappointing economic data pointing to a slowdown in the worldwide economy exacerbated concerns, while ongoing problems in the eurozone, particularly the situation regarding government debt levels in countries such as Greece, further impacted global investor sentiment.

In this environment, investors neglected riskier asset classes such as equities, instead favoring relatively safe investments such as bonds. The global bond market benefited in this environment. The Fund’s exposure to U.S. Treasuries, which performed well during the period, helped to smooth some of the negative returns from riskier asset classes—such as emerging market equities—during the year.

The Fund began the year with a modest underweight in equities relative to its target allocation, a preference for corporate bonds within the fixed-income market, and broadly neutral positions in alternative investments. The exposure to equities was increased to a moderately overweight position in January 2011. This move reflected the improved backdrop for riskier asset classes, including attractive equity valuations and improving corporate balance sheets.*

Following the March 2011 earthquake and tsunami in Japan, the Fund’s equity exposure was scaled back and a position in gold was introduced, primarily as a hedge against continued fallout from this event. After a very strong performance in particular during the summer months, the increased exposure to gold was sold in August 2011 to take profits.*

In the fixed income portion of the portfolio, the Fund early in the period held an overweight allocation to U.S. high-yield bonds relative to its target allocation. The exposure to high-yield bonds was reduced by the middle of 2011, primarily to reduce overall portfolio volatility and to take some profits after a strong period of performance.*

The Fund’s exposure to alternative asset classes—including commodities, which posted strong returns over the period—benefited performance during the year.*

The Fund’s performance relative to its reference indices was hurt by its moderately overweight exposure to riskier asset classes such as equities. Increased risk aversion led global investors to neglect these asset classes.

During the period, yields on government bonds—which form part of the global aggregate bond segment of the portfolios—were not considered attractive. As a result, government bonds were the largest underweight position in the portfolio. This hurt relative performance as bonds outperformed the global equity universe.

*	Portfolio composition is subject to change.
[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Balanced Strategy Fund
Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[4]

As of October 31, 2011	Inception Date	1 Year	5 Year	Since Inception	Gross	Net

Balanced Strategy Fund Class A1	2/8/05	-3.05	0.65	3.84	1.72	1.72

Balanced Strategy Fund Class B2	2/1/05	-2.69	0.93	4.10	2.47	2.47

Balanced Strategy Fund Class C3	4/27/05	0.25	0.93	4.23	2.47	2.47

S&P 500 Index[5]	—	8.09	0.25	2.89[6]	N/A	N/A

MSCI EAFE Index[5]	—	-3.64	-1.95	3.40[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	5.00	6.41	5.56[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.10	1.53	2.13[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period February 1, 2005 to October 31, 2011.

The Fund’s performance is measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews (Unaudited)

Moderate Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)
by Randeep Brar, CFA, Senior Vice President/Portfolio Manager Caroline Hitch, Senior Portfolio Manager

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

Market Commentary

The Fund returned 2.19% (without sales charge) for the Class A Shares for the year ended October 31, 2011, as compared to a 8.09%, -3.64%, 5.00% and 0.10% total return for the Fund’s benchmarks the S&P 500 Index, MSCI EAFE Index, Barclays Capital U.S. Aggregate Bond Index and Citigroup U.S. Domestic 3-Month Treasury Bill Index, respectively. The Fund’s primary benchmark is the S&P 500 Index.

Portfolio Performance

The World Selection Funds, which include the Aggressive Strategy Fund, the Balanced Strategy Fund, the Moderate Strategy Fund, and the Conservative Strategy Fund, aim to provide superior risk-adjusted returns for each Fund. The Funds’ broadly diversified investment approach across various asset classes and investment styles strongly contributes to achieving this objective. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet the longer term investment goals.

The year ended October 31, 2011 proved challenging for global equity markets. The year was blighted by high levels of risk aversion amid extreme volatility in the markets. Disappointing economic data pointing to a slowdown in the worldwide economy exacerbated concerns, while ongoing problems in the eurozone, particularly regarding government debt levels in countries such as Greece, further impacted global investor sentiment.

In this environment, investors neglected riskier asset classes such as equities, instead favoring relatively safe investments such as bonds. The global bond market benefited in this environment. The Fund’s exposure to U.S. Treasuries, which performed well during the period, helped to smooth some of the negative returns from riskier asset classes—such as emerging market equities—during the year.

The Fund began the year with a modest underweight in equities relative to its target allocation, a preference for corporate bonds within the fixed-income market, and broadly neutral positions in alternative investments. The exposure to equities was increased to a moderately overweight position in January 2011. This move reflected the improved backdrop for riskier asset classes, including attractive equity valuations and improving corporate balance sheets.*

Following the March 2011 earthquake and tsunami in Japan, the Fund’s equity exposure was scaled back and a position in gold was introduced, primarily as a hedge against continued fallout from this event. After a very strong performance in particular during the summer months, the increased exposure to gold was sold in August 2011 to take profits.*

In the fixed income portion of the portfolio, the Fund early in the period held an overweight allocation to U.S. high-yield bonds relative to its target allocation. The exposure to high-yield bonds was reduced by the middle of 2011, primarily to reduce overall portfolio volatility and to take some profits after a strong period of performance.*

The Fund’s exposure to alternative asset classes—including commodities, which posted strong returns over the period—benefited performance during the year.*

The Fund’s performance relative to its reference indices was hurt by its moderately overweight exposure to riskier asset classes such as equities. Increased risk aversion led global investors to neglect these asset classes.

During the period, yields on government bonds—which form part of the global aggregate bond segment of the portfolios—were not considered attractive. As a result, government bonds were the largest underweight position in the portfolio. This hurt relative performance as bonds outperformed the global equity universe.

*	Portfolio composition is subject to change.
[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Moderate Strategy Fund

Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[4]

As of October 31, 2011	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

Moderate Strategy Fund Class A1	2/3/05	-2.89	1.38	3.67		1.66	1.66

Moderate Strategy Fund Class B2	2/1/05	-2.51	1.68	3.85		2.41	2.41

Moderate Strategy Fund Class C3	6/9/05	0.44	1.67	3.64		2.41	2.41

S&P 500 Index[5]	—	8.09	0.25	2.89	[6]	N/A	N/A

MSCI EAFE Index[5]	—	-3.64	-1.95	3.40	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	5.00	6.41	5.56	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.10	1.53	2.13	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

[5]	For additional information, please refer to Glossary of Terms.

[6]	Return for the period February 1, 2005 to October 31, 2011.

The Fund’s performance is measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	13

Portfolio Reviews (Unaudited)

Conservative Strategy Fund
(Class A Shares, Class B Shares and Class C Shares) by Randeep Brar, CFA, Senior Vice President/Portfolio Manager Caroline Hitch, Senior Portfolio Manager

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund may also purchase or hold exchange traded notes (“ETNs”).

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

Market Commentary

The Fund returned 2.40% (without sales charge) for the Class A Shares for the year ended October 31, 2011. That compared to a 8.09%, -3.64%, 5.00% and 0.10% total return for the Fund’s benchmarks the S&P 500 Index, MSCI EAFE Index, Barclays Capital U.S. Aggregate Bond Index and Citigroup U.S. Domestic 3-Month Treasury Bill Index, respectively. The Fund’s primary benchmark is the S&P 500 Index.

Portfolio Performance

The World Selection Funds, which include the Aggressive Strategy Fund, the Balanced Strategy Fund, the Moderate Strategy Fund, and the Conservative Strategy Fund, aim to provide superior risk-adjusted returns for each Fund. The Funds’ broadly diversified investment approach across various asset classes and investment styles strongly contributes to achieving this objective. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet the longer term investment goals.

The year ended October 31, 2011 proved challenging for global equity markets. The year was blighted by high levels of risk aversion amid extreme volatility in the markets. Disappointing economic data pointing to a slowdown in the worldwide economy exacerbated concerns, while ongoing problems in the eurozone, particularly the situation regarding government debt levels in countries such as Greece, further impacted global investor sentiment.

In this environment, investors neglected riskier asset classes such as equities, instead favoring relatively safe investments such as bonds. The global bond market benefited in this environment. The Fund’s exposure to U.S. Treasuries, which performed well during the period, helped to smooth some of the negative returns from riskier asset classes—such as emerging market equities—during the year.

The Fund began the year with a modest underweight in equities relative to its target allocation, a preference for corporate bonds within the fixed-income market, and broadly neutral positions in alternative investments. The exposure to equities was increased to a moderately overweight position in January 2011. This move reflected the improved backdrop for riskier asset classes, including attractive equity valuations and improving corporate balance sheets.*

Following the March 2011 earthquake and tsunami in Japan, the Fund’s equity exposure was scaled back and a position in gold was introduced, primarily as a hedge against continued fallout from this event. After a very strong performance in particular during the summer months, the increased exposure to gold was sold in August 2011 to take profits.*

In the fixed income portion of the portfolio, the Fund early in the period held an overweight allocation to U.S. high-yield bonds relative to its target allocation. The exposure to high-yield bonds was reduced by the middle of 2011, primarily to reduce overall portfolio volatility and to take some profits after a strong period of performance.*

The Fund’s exposure to alternative asset classes—including commodities, which posted strong returns over the period—benefited performance during the year.*

The Fund’s performance relative to its reference indices was hurt by its moderately overweight exposure to riskier asset classes such as equities. Increased risk aversion led global investors to neglect these asset classes.

During the period, yields on government bonds—which form part of the global aggregate bond segment of the portfolios—were not considered attractive. As a result, government bonds were the largest underweight position in the portfolio. This hurt relative performance as bonds outperformed the global equity universe.

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Conservative Strategy Fund

Value of a $10,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[4]

As of October 31, 2011	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

Conservative Strategy Fund Class A1	2/23/05	-2.74	1.88	3.36		1.93	1.93

Conservative Strategy Fund Class B2	2/17/05	-2.25	2.17	3.40		2.68	2.68

Conservative Strategy Fund Class C3	4/19/05	0.59	2.25	3.80		2.68	2.68

S&P 500 Index[5]	—	8.09	0.25	2.74	[6]	N/A	N/A

MSCI EAFE Index[5]	—	-3.64	-1.95	3.04	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	5.00	6.41	5.59	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.10	1.53	2.14	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Portfolios, in which the Fund invests, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2011 expense ratios can be found in the financial highlights.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period February 17, 2005 to October 31, 2011.

The Fund’s performance is measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	15

Portfolio Reviews

Portfolio Composition*–As of October 31, 2011
HSBC World Selection Funds (unaudited)

Aggressive Strategy Fund

Investment Allocation	Percentage of Investments at Value (%)

Domestic Equities	59.2

International Equities	24.4

Fixed Income	10.7

Alternatives	5.5

Cash	0.2

Total	100.0

Balanced Strategy Fund

Investment Allocation	Percentage of Investments at Value (%)

Domestic Equities	44.5

Fixed Income	22.0

International Equities	20.4

Alternatives	11.3

Cash	1.8

Total	100.0

HSBC Investor Portfolios

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value (%)

Computers & Peripherals	8.3

Software	7.2

Internet Software & Services	6.3

IT Services	6.0

Machinery	5.7

Oil, Gas & Consumable Fuels	5.5

Hotels, Restaurants & Leisure	5.3

Energy Equipment & Services	5.0

Internet & Catalog Retail	4.6

Health Care Providers & Services	4.0

Chemicals	3.5

Health Care Equipment & Supplies	3.4

Road & Rail	3.4

Diversified Financial Services	3.2

Communications Equipment	3.2

Capital Markets	2.3

Pharmaceuticals	2.2

Specialty Retail	2.2

Biotechnology	2.2

Wireless Telecommunication Services	1.9

Aerospace & Defense	1.9

Textiles, Apparel & Luxury Goods	1.5

Construction & Engineering	1.5

Auto Components	1.4

Food Products	1.3

Investment Companies	1.2

Food & Staples Retailing	1.2

Air Freight & Logistics	1.1

Personal Products	1.0

Metals & Mining	0.9

Health Care Technology	0.9

Semiconductors & Semiconductor Equipment	0.7

Total	100.0

Moderate Strategy Fund

Investment Allocation	Percentage of Investments at Value (%)

Fixed Income	36.7

Domestic Equities	30.0

International Equities	20.0

Alternatives	11.4

Cash	1.9

Total	100.0

Conservative Strategy Fund

Investment Allocation	Percentage of Investments at Value (%)

Fixed Income	54.3

Domestic Equities	18.9

International Equities	14.3

Alternatives	10.3

Cash	2.2

Total	100.0

HSBC Investor International Equity Portfolio

Investment Allocation	Percentage of Investments at Value (%)

Europe	63.2

Japan	17.7

Australia & Far East	16.2

Canada	1.6

Other	1.3

Total	100.0

*	Portfolio composition is subject to change.

16	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

Portfolio Reviews

Portfolio Composition*–As of October 31, 2011
HSBC Investor Portfolios (unaudited)

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value (%)

Specialty Retail	9.8

Oil, Gas & Consumable Fuels	8.3

Machinery	6.9

Health Care Equipment & Supplies	6.4

Software	5.7

Semiconductors & Semiconductor Equipment	5.5

Road & Rail	5.2

IT Services	4.8

Chemicals	4.4

Aerospace & Defense	4.1

Containers & Packaging	3.9

Food Products	3.4

Life Sciences Tools & Services	2.6

Investment Companies	2.5

Pharmaceuticals	2.4

Electrical Equipment	2.3

Auto Components	2.2

Energy Equipment & Services	2.1

Professional Services	2.0

Commercial Services & Supplies	1.8

Health Care Providers & Services	1.8

Real Estate Investment Trusts (REITs)	1.7

Commercial Banks	1.6

Communications Equipment	1.6

Capital Markets	1.5

Insurance	1.5

Trading Companies & Distributors	1.4

Diversified Financial Services	1.3

Wireless Telecommunication Services	1.3

Total	100.0

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value (%)

Insurance	16.4

Oil, Gas & Consumable Fuels	14.2

Pharmaceuticals	12.9

Metals & Mining	8.0

Media	6.9

Software	6.9

Communications Equipment	5.6

Diversified Financial Services	4.6

Machinery	3.2

Biotechnology	3.2

Commercial Banks	2.7

Food & Staples Retailing	2.3

Capital Markets	2.3

Aerospace & Defense	1.9

Road & Rail	1.8

Automobiles	1.7

Tobacco	1.4

Independent Power Producers & Energy Traders	1.3

Commercial Services & Supplies	1.0

Energy Equipment & Services	0.9

Investment Companies	0.8

Total	100.0

*	Portfolio composition is subject to change.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	17

AGGRESSIVE STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2011

Affiliated Investment Company—0.2%

	Shares	Value($)

HSBC Investor Prime Money Market Fund, Class I Shares, 0.08% (a)	37,538	37,538

TOTAL AFFILIATED INVESTMENT COMPANY (COST $37,538)		37,538

Affiliated Portfolios—64.0%

HSBC Investor Growth Portfolio		4,256,368
HSBC Investor International Equity Portfolio		1,883,244
HSBC Investor Opportunity Portfolio		1,054,875
HSBC Investor Value Portfolio		4,232,758

TOTAL AFFILIATED PORTFOLIOS		11,427,245

Unaffiliated Investment Companies—29.6%

Cohen & Steers Institutional Global Realty Shares, Inc.	2,016	38,973
Columbia High Yield Bond Fund, Class Z Shares	354,686	975,386
CRM Small/Mid Cap Value Fund, Institutional Shares	74,952	1,053,082
Delaware Emerging Markets Fund, Class I Shares	62,869	854,385
EII Global Property Fund, Institutional Shares	4,009	58,846
JPMorgan High Yield Fund, Select Shares	120,643	947,049
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	8,189	65,594
Transamerica WMC Emerging Markets Fund, Class I Shares	109,605	1,286,758

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $5,639,307)		5,280,073

Exchange Traded Funds—6.6%

iShares FTSE China 25 Index Fund	9,853	355,398
PowerShares Global Listed Private Equity Portfolio ETF	94,711	828,721

TOTAL EXCHANGE TRADED FUNDS (COST $1,371,854)		1,184,119

TOTAL INVESTMENT SECURITIES—100.4%		17,928,975

Percentages indicated are based on net assets of $17,851,133.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ETF	— Exchange Traded Fund

18	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2011

Affiliated Investment Companies—7.5%

	Shares	Value($)

HSBC Emerging Markets Debt Fund, Class I Shares	295,118	3,024,968
HSBC Investor Prime Money Market Fund, Class I Shares, 0.08% (a)	987,497	987,493

TOTAL AFFILIATED INVESTMENT COMPANIES (COST $3,982,475)		4,012,461

Affiliated Portfolios—47.6%

HSBC Investor Growth Portfolio		9,701,256
HSBC Investor International Equity Portfolio		3,760,058
HSBC Investor Opportunity Portfolio		2,406,760
HSBC Investor Value Portfolio		9,595,251

TOTAL AFFILIATED PORTFOLIOS		25,463,325

Unaffiliated Investment Companies—39.5%

Cohen & Steers Institutional Global Realty Shares, Inc.	18,718	361,821
Columbia High Yield Bond Fund, Class Z Shares	1,404,706	3,862,942
CRM Small/Mid Cap Value Fund, Institutional Shares	166,851	2,344,260
Delaware Emerging Markets Fund, Class I Shares	101,864	1,384,330
EII Global Property Fund, Institutional Shares	38,215	560,991
JPMorgan High Yield Fund, Select Shares	492,529	3,866,354
Lord Abbett Core Fixed Income Fund, Institutional Shares	89,830	1,009,684
Metropolitan West Total Return Bond Fund, Institutional Shares	96,331	1,007,616
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	419,582	3,360,849
PIMCO Total Return Fund, Institutional Shares	123,259	1,345,224
Transamerica WMC Emerging Markets Fund, Class I Shares	170,781	2,004,965

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $22,058,930)		21,109,036

Exchange Traded Funds—6.6%

iShares FTSE China 25 Index Fund	24,042	867,195
iShares iBoxx $ Investment Grade Corporate Bond Fund	7,294	836,622
PowerShares Global Listed Private Equity Portfolio ETF	209,741	1,835,234

TOTAL EXCHANGE TRADED FUNDS (COST $3,892,147)		3,539,051

TOTAL INVESTMENT SECURITIES — 101.2%		54,123,873

Percentages indicated are based on net assets of $53,487,631.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ETF	— Exchange Traded Fund

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	19

MODERATE STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2011

Affiliated Investment Companies—9.2%

	Shares	Value($)

HSBC Emerging Markets Debt Fund, Class I Shares	337,422	3,458,571
HSBC Investor Prime Money Market Fund, Class I Shares, 0.08% (a)	938,758	938,759

TOTAL AFFILIATED INVESTMENT COMPANIES (COST $4,360,718)		4,397,330

Affiliated Portfolios—34.3%

HSBC Investor Growth Portfolio		5,823,933
HSBC Investor International Equity Portfolio		3,381,952
HSBC Investor Opportunity Portfolio		1,478,100
HSBC Investor Value Portfolio		5,777,599

TOTAL AFFILIATED PORTFOLIOS		16,461,584

Unaffiliated Investment Companies—52.5%

Cohen & Steers Institutional Global Realty Shares, Inc.	13,402	259,061
Columbia High Yield Bond Fund, Class Z Shares	1,208,673	3,323,851
CRM Small/Mid Cap Value Fund, Institutional Shares	99,603	1,399,420
Delaware Emerging Markets Fund, Class I Shares	64,499	876,544
EII Global Property Fund, Institutional Shares	30,018	440,670
Highbridge Statistical Market Neutral Fund, Select Shares	23,419	347,535
JPMorgan High Yield Fund, Select Shares	439,151	3,447,333
Lord Abbett Core Fixed Income Fund, Institutional Shares	265,383	2,982,893
Metropolitan West Total Return Bond Fund, Institutional Shares	284,801	2,979,044
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	431,347	3,455,089
PIMCO Total Return Fund, Institutional Shares	388,770	4,243,077
Transamerica WMC Emerging Markets Fund, Class I Shares	118,231	1,388,029

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $25,865,494)		25,142,546

Exchange Traded Funds—4.9%

	Shares	Value($)

iShares FTSE China 25 Index Fund	15,279	551,114
iShares iBoxx $ Investment Grade Corporate Bond Fund	6,520	747,844
PowerShares Global Listed Private Equity Portfolio ETF	117,339	1,026,716

TOTAL EXCHANGE TRADED FUNDS (COST $2,482,168)		2,325,674

TOTAL INVESTMENT SECURITIES—100.9%		48,327,134

Percentages indicated are based on net assets of $47,900,371.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ETF	— Exchange Traded Fund

20	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2011

Affiliated Investment Companies—9.2%

	Shares	Value($)

HSBC Emerging Markets Debt Fund, Class I Shares	147,075	1,507,550
HSBC Investor Prime Money Market Fund, Class I Shares, 0.08% (a)	378,774	378,774

TOTAL AFFILIATED INVESTMENT COMPANIES (COST $1,870,670)		1,886,324

Affiliated Portfolios—23.3%

HSBC Investor Growth Portfolio		1,558,573
HSBC Investor International Equity Portfolio		1,208,540
HSBC Investor Opportunity Portfolio		384,015
HSBC Investor Value Portfolio		1,595,151

TOTAL AFFILIATED PORTFOLIOS		4,746,279

Unaffiliated Investment Companies—67.2%

Cohen & Steers Institutional Global Realty Shares, Inc.	1,808	34,955
Columbia High Yield Bond Fund, Class Z Shares	475,149	1,306,660
CRM Small/Mid Cap Value Fund, Institutional Shares	27,295	383,498
Delaware Emerging Markets Fund, Class I Shares	7,482	101,682
EII Global Property Fund, Institutional Shares	3,560	52,261
Highbridge Statistical Market Neutral Fund, Select Shares	40,020	593,902
JPMorgan High Yield Fund, Select Shares	168,693	1,324,240
Lord Abbett Core Fixed Income Fund, Institutional Shares	220,554	2,479,036
Metropolitan West Total Return Bond Fund, Institutional Shares	238,979	2,499,729
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (a)	11,314	11,314
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	172,031	1,377,972
PIMCO Total Return Fund, Institutional Shares	306,841	3,348,915
Transamerica WMC Emerging Markets Fund, Class I Shares	13,115	153,973

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $13,917,020)		13,668,137

Exchange Traded Funds—1.9%

iShares iBoxx $ Investment Grade Corporate Bond Fund	2,766	317,260
PowerShares Global Listed Private Equity Portfolio ETF	8,902	77,893

TOTAL EXCHANGE TRADED FUNDS (COST $390,741)		395,153

TOTAL INVESTMENT SECURITIES—101.6%		20,695,893

Percentages indicated are based on net assets of $20,426,914.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ETF	— Exchange Traded Fund

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	21

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of October 31, 2011

	Aggressive Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Assets:
Investments in Affiliated Portfolios	$11,427,245	$25,463,325	$16,461,584	$4,746,279
Investments in Affiliated Funds, at value (a)	37,538	4,012,461	4,397,330	1,886,324
Investments in non-affiliates, at value	6,464,192	24,648,087	27,468,220	14,063,290

Total Investments	17,928,975	54,123,873	48,327,134	20,695,893

Receivable for capital shares issued	4,020	39,659	93,625	666
Receivable for investments sold	965,167	3,896.112	3,338,139	1,329,958
Income and dividend receivable	5,626	22,962	19,656	8,099
Reclaims receivable	4,948	11,158	9,541	2,360
Prepaid expenses and other assets	8,805	9,286	9,522	7,799

Total Assets	18,917,541	58,103,050	51,797,617	22,044,775

Liabilities:
Cash overdraft	37,614	56,847	8,506	—
Payable for capital shares redeemed	17,328	51,533	143,958	69,025
Payable for investments purchased	977,875	4,423,088	3,667,574	1,510,018
Accrued expenses and other liabilities:
Investment Management	896	2,175	1,952	846
Administration	423	1,273	1,142	494
Distribution	5,232	15,398	14,923	7,096
Shareholder Servicing	3,608	10,876	9,760	4,228
Custodian	4,779	9,696	8,621	6,874
Transfer Agent	8,810	14,513	14,257	7,546
Other	9,843	30,020	26,553	11,734

Total Liabilities	1,066,408	4,615,419	3,897,246	1,617,861

Net Assets	$17,851,133	$53,487,631	$47,900,371	$20,426,914

Composition of Net Assets:
Capital	$18,269,861	$53,577,482	$48,508,700	$20,464,949
Accumulated net investment income (loss)	25,441	894,326	83,661	42,867
Accumulated net realized gains (losses) from investments and foreign currency transactions	(438,072)	(1,033,981)	(815,629)	(84,496)
Unrealized appreciation/depreciation on investments	(6,097)	49,804	123,639	3,594

Net Assets	$17,851,133	$53,487,631	$47,900,371	$20,426,914

Net Assets:
Class A Shares	$9,217,298	$28,261,685	$23,718,553	$8,946,062
Class B Shares	6,749,848	18,799,058	20,322,805	8,994,706
Class C Shares	1,883,987	6,426,888	3,859,013	2,486,146

	$17,851,133	$53,487,631	$47,900,371	$20,426,914

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	770,405	2,341,978	2,101,387	817,149
Class B Shares	589,602	1,565,834	1,802,126	831,135
Class C Shares	164,886	533,616	351,493	223,478
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$11.96	$12.07	$11.29	$10.95
Class B Shares(b)	$11.45	$12.01	$11.28	$10.82
Class C Shares(b)	$11.43	$12.04	$10.98	$11.12
Maximum Sales Charge—Class A Shares	5.00%	5.00%	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$12.59	$12.71	$11.88	$11.53

Investments in Affiliated Funds, at cost(a)	$37,538	$3,982,475	$4,360,718	$1,870,670
Investments in non-affiliates, at cost	7,011,161	25,951,077	28,347,662	14,307,761

(a)	The investment in the affiliated funds is the HSBC Investor Prime Money Market Fund, Class I Shares and HSBC Emerging Markets Debt Fund, Class I Shares (See Note 1).

(b)	Redemption Price per share varies by length of time shares are held.

22	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the year ended October 31, 2011

	Aggressive Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Investment Income:
Investment Income from non-affiliates	$241,904	$1,484,446	$1,622,890	$727,196
Investment Income from Affiliated Portfolios(a)	155,713	320,261	228,747	67,163
Investment Income from Affiliated Funds	77	75,903	89,051	38,055
Tax reclaims from Affiliated Portfolios(a)	1,508	2,866	2,561	847
Foreign tax withholding from Affiliated Portfolios(a)	(6,366)	(12,022)	(10,500)	(3,587)
Expenses from Affiliated Portfolios(a)	(87,258)	(181,346)	(125,564)	(35,865)

Total Investment Income (Loss)	305,578	1,690,108	1,807,185	793,809

Expenses:
Investment Management	8,662	25,141	22,929	9,420
Administration:
Class A Shares	2,171	6,318	5,155	1,929
Class B Shares	1,591	4,378	4,856	2,072
Class C Shares	331	1,201	833	459
Distribution:
Class B Shares	50,568	139,224	154,387	65,884
Class C Shares	10,439	37,905	26,415	14,511
Shareholder Servicing:
Class A Shares	23,008	66,859	54,474	20,335
Class B Shares	16,865	46,405	51,471	21,961
Class C Shares	3,480	12,633	8,804	4,837
Accounting	20,552	20,619	20,624	20,616
Compliance Services	117	340	312	127
Custodian	18,870	34,600	33,002	27,860
Printing	21,947	59,244	55,617	21,169
Transfer Agent	52,778	87,223	85,853	45,523
Trustee	379	1,106	1,010	413
Registration fees	17,202	16,292	18,253	11,810
Other	4,071	12,367	10,916	4,892

Total expenses before fee reductions	253,031	571,855	554,911	273,818
Fees contractually reduced by Investment Adviser	(19,298)	—	—	—
Fees voluntarily reduced by Investment Adviser	—	(14,906)	(13,759)	(5,526)

Net Expenses	233,733	556,949	541,152	268,292

Net Investment Income (Loss)	71,845	1,133,159	1,266,033	525,517

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities and foreign currency transactions (a)	507,957	1,292,820	1,048,536	246,558
Net realized gains (losses) from non-affiliated investment securities and foreign currency transactions	301,539	935,786	1,226,083	456,526
Change in unrealized appreciation/depreciation on affiliated investments (a)	(362,874)	(2,581,700)	(584,468)	(160,830)
Change in unrealized appreciation/depreciation on investments	(845,872)	(641,225)	(2,412,815)	(781,251)

Net realized/unrealized gains (losses) from investments	(399,250)	(994,319)	(722,664)	(238,997)

Change In Net Assets Resulting From Operations	$(327,405)	$138,840	$543,369	$286,520

(a)	Represents amounts allocated from Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR WORLD SELECTION FUNDS	23

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$71,845	$(9,180)	$1,133,159	$458,898
Net realized gains (losses) from investments	809,496	607,666	2,228,606	1,861,522
Change in unrealized appreciation/depreciation on investments	(1,208,746)	1,237,845	(3,222,925)	3,081,478

Change in net assets resulting from operations	(327,405)	1,836,331	138,840	5,401,898

Dividends:
Net investment income:
Class A Shares	(68,444)	—	(529,559)	(120,819)
Class B Shares	(15,713)	—	(273,352)	(13,178)
Class C Shares	(3,532)	—	(57,612)	(2,104)

Change in net assets resulting from shareholder dividends	(87,689)	—	(860,523)	(136,101)

Change in net assets resulting from capital transactions	4,163,237	2,784,370	13,476,718	7,459,473

Change in net assets	3,748,143	4,620,701	12,755,035	12,725,270

Net Assets:
Beginning of period	14,102,990	9,482,289	40,732,596	28,007,326

End of period	$17,851,133	$14,102,990	$53,487,631	$40,732,596

Accumulated net investment income (loss)	$25,441	$16,716	$894,326	$489,748

24	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,908,333	$2,263,565	$9,775,737	$5,390,506
Dividends reinvested	67,390	—	519,067	118,661
Value of shares redeemed	(1,486,297)	(860,729)	(3,350,884)	(2,048,014)

Class A Shares capital transactions	1,489,426	1,402,836	6,943,920	3,461,153

Class B Shares:
Proceeds from shares issued	2,495,049	1,549,215	6,586,320	4,043,666
Dividends reinvested	15,477	—	271,439	13,153
Value of shares redeemed	(1,134,162)	(509,274)	(3,415,315)	(1,683,420)

Class B Shares capital transactions	1,376,364	1,039,941	3,442,444	2,373,399

Class C Shares:
Proceeds from shares issued	1,367,118	470,488	3,926,550	1,889,455
Dividends reinvested	3,495	—	55,493	2,040
Value of shares redeemed	(73,166)	(128,895)	(891,689)	(266,574)

Class C Shares capital transactions	1,297,447	341,593	3,090,354	1,624,921

Change in net assets resulting from capital transactions	$4,163,237	$2,784,370	$13,476,718	$7,459,473

SHARE TRANSACTIONS:
Class A Shares:
Issued	228,057	200,993	780,155	480,315
Reinvested	5,344	—	42,166	10,886
Redeemed	(118,554)	(77,306)	(269,840)	(182,412)

Change in Class A Shares	114,847	123,687	552,481	308,789

Class B Shares:
Issued	203,126	144,296	523,809	358,138
Reinvested	1,275	—	22,032	1,203
Redeemed	(93,254)	(48,010)	(273,997)	(151,283)

Change in Class B Shares	111,147	96,286	271,844	208,058

Class C Shares:
Issued	109,935	43,232	311,276	167,676
Reinvested	288	—	4,490	186
Redeemed	(5,872)	(12,008)	(71,338)	(24,287)

Change in Class C Shares	104,351	31,224	244,428	143,575

See notes to financial statements.	HSBC INVESTOR WORLD SELECTION FUNDS	25

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$1,266,033	$690,130	$525,517	$251,333
Net realized gains (losses) from investments	2,274,619	2,030,264	703,084	726,450
Change in unrealized appreciation/depreciation on investments	(2,997,283)	2,500,347	(942,081)	651,659

Change in net assets resulting from operations	543,369	5,220,741	286,520	1,629,442

Dividends:
Net investment income:
Class A Shares	(817,383)	(395,383)	(330,918)	(127,525)
Class B Shares	(622,935)	(254,802)	(300,422)	(93,624)
Class C Shares	(109,972)	(32,803)	(62,316)	(14,198)

Change in net assets resulting from shareholder dividends	(1,550,290)	(682,988)	(693,656)	(235,347)

Change in net assets resulting from capital transactions	9,079,682	3,662,397	4,961,528	4,028,105

Change in net assets	8,072,761	8,200,150	4,554,392	5,422,200

Net Assets:
Beginning of period	39,827,610	31,627,460	15,872,522	10,450,322

End of period	$47,900,371	$39,827,610	$20,426,914	$15,872,522

Accumulated net investment income (loss)	$83,661	$102,701	$42,867	$44,293

26	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$7,463,817	$3,956,868	$3,277,051	$2,330,836
Dividends reinvested	808,567	392,648	315,473	121,984
Value of shares redeemed	(3,002,506)	(3,557,464)	(1,601,095)	(1,021,219)

Class A Shares capital transactions	5,269,878	792,052	1,991,429	1,431,601

Class B Shares:
Proceeds from shares issued	5,517,359	3,696,441	3,315,754	2,543,077
Dividends reinvested	614,242	252,936	292,525	92,314
Value of shares redeemed	(3,739,911)	(1,889,818)	(1,849,847)	(777,671)

Class B Shares capital transactions	2,391,690	2,059,559	1,758,432	1,857,720

Class C Shares:
Proceeds from shares issued	2,129,489	1,048,351	1,363,626	973,280
Dividends reinvested	108,644	32,527	61,050	13,686
Value of shares redeemed	(820,019)	(270,092)	(213,009)	(248,182)

Class C Shares capital transactions	1,418,114	810,786	1,211,667	738,784

Change in net assets resulting from capital transactions	$9,079,682	$3,662,397	$4,961,528	$4,028,105

SHARE TRANSACTIONS:
Class A Shares:
Issued	639,024	367,550	291,544	220,441
Reinvested	70,518	36,767	28,698	11,600
Redeemed	(256,954)	(332,930)	(143,569)	(97,162)

Change in Class A Shares	452,588	71,387	176,673	134,879

Class B Shares:
Issued	469,305	343,065	298,990	242,687
Reinvested	53,442	23,691	26,862	8,875
Redeemed	(322,256)	(176,487)	(166,957)	(74,600)

Change in Class B Shares	200,491	190,269	158,895	176,962

Class C Shares:
Issued	186,946	99,026	119,890	90,908
Reinvested	9,716	3,116	5,467	1,280
Redeemed	(72,771)	(25,776)	(18,682)	(23,022)

Change in Class C Shares	123,891	76,366	106,675	69,166

See notes to financial statements.	HSBC INVESTOR WORLD SELECTION FUNDS	27

AGGRESSIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$12.57	— (d)	2.98	2.98	—	—	—	$15.55
Year Ended October 31, 2008	15.55	0.02	(6.05)	(6.03)	—	(0.90)	(0.90)	8.62
Year Ended October 31, 2009	8.62	0.01	1.57	1.58	—	—	—	10.20
Year Ended October 31, 2010	10.20	0.03	1.80	1.83	—	—	—	12.03
Year Ended October 31, 2011	12.03	0.10	(0.07)	0.03	(0.10)	—	(0.10)	11.96

CLASS B SHARES
Year Ended October 31, 2007	$12.44	(0.11)	2.94	2.83	—	—	—	$15.27
Year Ended October 31, 2008	15.27	(0.08)	(5.90)	(5.98)	—	(0.90)	(0.90)	8.39
Year Ended October 31, 2009	8.39	(0.06)	1.53	1.47	—	—	—	9.86
Year Ended October 31, 2010	9.86	(0.05)	1.73	1.68	—	—	—	11.54
Year Ended October 31, 2011	11.54	— (d)	(0.06)	(0.06)	(0.03)	—	(0.03)	11.45

CLASS C SHARES
Year Ended October 31, 2007	$12.41	(0.11)	2.96	2.85	—	—	—	$15.26
Year Ended October 31, 2008	15.26	(0.08)	(5.89)	(5.97)	—	(0.90)	(0.90)	8.39
Year Ended October 31, 2009	8.39	(0.05)	1.51	1.46	—	—	—	9.85
Year Ended October 31, 2010	9.85	(0.05)	1.73	1.68	—	—	—	11.53
Year Ended October 31, 2011	11.53	— (d)	(0.05)	(0.05)	(0.05)	—	(0.05)	11.43

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	23.71%		$7,046	1.50%	(0.03)%		2.27%	46%
Year Ended October 31, 2008	(40.92	)%(e)	4,572	1.50%	0.13%		1.98%	72%
Year Ended October 31, 2009	18.33	%(f)	5,426	1.50%	0.09%		2.16%	53%
Year Ended October 31, 2010	17.94	%(g)	7,886	1.50%	0.24%		2.00%	50%
Year Ended October 31, 2011	0.20	%(h)	9,217	1.50%	0.77%		1.61%	71%

CLASS B SHARES
Year Ended October 31, 2007	22.75%		$4,942	2.25%	(0.77)%		3.02%	46%
Year Ended October 31, 2008	(41.36	)%(e)	3,166	2.25%	(0.62)%		2.73%	72%
Year Ended October 31, 2009	17.52	%(f)	3,767	2.25%	(0.66)%		2.91%	53%
Year Ended October 31, 2010	17.04	%(g)	5,519	2.25%	(0.51)%		2.75%	50%
Year Ended October 31, 2011	(0.53	)%(h)	6,750	2.25%	0.02%		2.36%	71%

CLASS C SHARES
Year Ended October 31, 2007	22.97%		$528	2.25%	(0.79)%		2.99%	46%
Year Ended October 31, 2008	(41.32	)%(e)	319	2.25%	(0.64)%		2.73%	72%
Year Ended October 31, 2009	17.40	%(f)	289	2.25%	(0.59)%		2.93%	53%
Year Ended October 31, 2010	17.06	%(g)	698	2.25%	(0.47)%		2.76%	50%
Year Ended October 31, 2011	(0.46	)%(h)	1,884	2.25%	—	%(i)	2.35%	71%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales charges.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Rounds to less than $0.01 or $(0.01).

(e)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The responding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)	Rounds to less than 0.005% or (0.005)%.

28	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$12.45	0.11	2.34	2.45	(0.08)	(0.09)	(0.17)	$14.73
Year Ended October 31, 2008	14.73	0.12	(5.21)	(5.09)	(0.09)	(0.74)	(0.83)	8.81
Year Ended October 31, 2009	8.81	0.07	1.55	1.62	(0.09)	—	(0.09)	10.34
Year Ended October 31, 2010	10.34	0.19	1.64	1.83	(0.08)	—	(0.08)	12.09
Year Ended October 31, 2011	12.09	0.32	(0.06)	0.26	(0.28)	—	(0.28)	12.07

CLASS B SHARES
Year Ended October 31, 2007	$12.43	0.01	2.34	2.35	(0.02)	(0.09)	(0.11)	$14.67
Year Ended October 31, 2008	14.67	0.03	(5.20)	(5.17)	— (i)	(0.74)	(0.74)	8.76
Year Ended October 31, 2009	8.76	0.01	1.55	1.56	(0.01)	—	(0.01)	10.31
Year Ended October 31, 2010	10.31	0.11	1.64	1.75	(0.01)	—	(0.01)	12.05
Year Ended October 31, 2011	12.05	0.23	(0.07)	0.16	(0.20)	—	(0.20)	12.01

CLASS C SHARES
Year Ended October 31, 2007	$12.48	0.01	2.35	2.36	(0.01)	(0.09)	(0.10)	$14.74
Year Ended October 31, 2008	14.74	0.03	(5.22)	(5.19)	(0.01)	(0.74)	(0.75)	8.80
Year Ended October 31, 2009	8.80	0.01	1.55	1.56	(0.01)	—	(0.01)	10.35
Year Ended October 31, 2010	10.35	0.12	1.63	1.75	(0.01)	—	(0.01)	12.09
Year Ended October 31, 2011	12.09	0.23	(0.07)	0.16	(0.21)	—	(0.21)	12.04

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	19.92	%(d)	$21,352	1.50%	0.84%	1.65%	73%
Year Ended October 31, 2008	(36.43	)%(e)	13,908	1.50%	0.98%	1.53%	79%
Year Ended October 31, 2009	18.66	%(f)	15,304	1.50%	0.84%	1.57%	48%
Year Ended October 31, 2010	17.79	%(g)	21,642	1.25%	1.72%	1.30%	53%
Year Ended October 31, 2011	2.08	%(h)	28,262	1.12%	2.60%	1.14%	74%

CLASS B SHARES
Year Ended October 31, 2007	18.98	%(d)	$13,905	2.25%	0.09%	2.40%	73%
Year Ended October 31, 2008	(36.95	)%(e)	9,516	2.25%	0.24%	2.28%	79%
Year Ended October 31, 2009	17.80	%(f)	11,196	2.25%	0.07%	2.31%	48%
Year Ended October 31, 2010	17.01	%(g)	15,593	2.00%	0.97%	2.05%	53%
Year Ended October 31, 2011	1.30	%(h)	18,799	1.87%	1.85%	1.90%	74%

CLASS C SHARES
Year Ended October 31, 2007	19.04	%(d)	$1,273	2.25%	0.07%	2.39%	73%
Year Ended October 31, 2008	(36.94	)%(e)	937	2.25%	0.25%	2.29%	79%
Year Ended October 31, 2009	17.81	%(f)	1,507	2.25%	0.06%	2.30%	48%
Year Ended October 31, 2010	16.96	%(g)	3,497	2.01%	1.04%	2.06%	53%
Year Ended October 31, 2011	1.25	%(h)	6,427	1.87%	1.85%	1.90%	74%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales charges.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

During the year ended October 31, 2007, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.24% and 0.23% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)	Rounds to less than $0.01 or $(0.01).

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	29

MODERATE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Return of Capital	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$11.71	0.21	1.65	1.86	(0.20)	(0.10)	—	(0.30)	$13.27
Year Ended October 31, 2008	13.27	0.20	(4.08)	(3.88)	(0.19)	(0.50)	(0.01)	(0.70)	8.69
Year Ended October 31, 2009	8.69	0.13	1.39	1.52	(0.12)	—	—	(0.12)	10.09
Year Ended October 31, 2010	10.09	0.25	1.38	1.63	(0.24)	—	—	(0.24)	11.48
Year Ended October 31, 2011	11.48	0.37	(0.12)	0.25	(0.44)	—	—	(0.44)	11.29

CLASS B SHARES
Year Ended October 31, 2007	$11.72	0.12	1.65	1.77	(0.12)	(0.10)	—	(0.22)	$13.27
Year Ended October 31, 2008	13.27	0.11	(4.08)	(3.97)	(0.10)	(0.50)	(0.01)	(0.61)	8.69
Year Ended October 31, 2009	8.69	0.06	1.39	1.45	(0.06)	—	—	(0.06)	10.08
Year Ended October 31, 2010	10.08	0.17	1.38	1.55	(0.17)	—	—	(0.17)	11.46
Year Ended October 31, 2011	11.46	0.28	(0.10)	0.18	(0.36)	—	—	(0.36)	11.28

CLASS C SHARES
Year Ended October 31, 2007	$11.47	0.12	1.60	1.72	(0.12)	(0.10)	—	(0.22)	$12.97
Year Ended October 31, 2008	12.97	0.11	(3.97)	(3.86)	(0.11)	(0.50)	(0.01)	(0.62)	8.49
Year Ended October 31, 2009	8.49	0.06	1.35	1.41	(0.06)	—	—	(0.06)	9.84
Year Ended October 31, 2010	9.84	0.17	1.35	1.52	(0.18)	—	—	(0.18)	11.18
Year Ended October 31, 2011	11.18	0.27	(0.11)	0.16	(0.36)	—	—	(0.36)	10.98

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	16.12	%(d)	$20,140	1.50%	1.70%	1.60%	93%
Year Ended October 31, 2008	(30.65	)%(e)	14,226	1.48%	1.75%	1.48%	80%
Year Ended October 31, 2009	17.75	%(f)	15,909	1.44%	1.47%	1.49%	41%
Year Ended October 31, 2010	16.39	%(g)	18,921	1.14%	2.33%	1.19%	67%
Year Ended October 31, 2011	2.19	%(h)	23,719	1.06%	3.16%	1.09%	63%

CLASS B SHARES
Year Ended October 31, 2007	15.25	%(d)	$16,513	2.25%	0.95%	2.35%	93%
Year Ended October 31, 2008	(31.17	)%(e)	12,354	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	16.82	%(f)	14,230	2.19%	0.71%	2.24%	41%
Year Ended October 31, 2010	15.61	%(g)	18,362	1.89%	1.59%	1.94%	67%
Year Ended October 31, 2011	1.51	%(h)	20,323	1.81%	2.40%	1.84%	63%

CLASS C SHARES
Year Ended October 31, 2007	15.20	%(d)	$1,766	2.25%	0.95%	2.33%	93%
Year Ended October 31, 2008	(31.09	)%(e)	1,408	2.23%	1.00%	2.23%	80%
Year Ended October 31, 2009	16.75	%(f)	1,488	2.19%	0.72%	2.24%	41%
Year Ended October 31, 2010	15.55	%(g)	2,544	1.90%	1.59%	1.95%	67%
Year Ended October 31, 2011	1.42	%(h)	3,859	1.81%	2.40%	1.84%	63%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales charges.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

During the year ended October 31, 2007, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.41%, 0.41% and 0.33% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

30	HSBC WORLD SELECTION FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2007	$11.11	0.29	1.03	1.32	(0.27)	(0.12)	(0.39)	$12.04
Year Ended October 31, 2008	12.04	0.24	(2.93)	(2.69)	(0.25)	(0.26)	(0.51)	8.84
Year Ended October 31, 2009	8.84	0.14	1.16	1.30	(0.13)	—	(0.13)	10.01
Year Ended October 31, 2010	10.01	0.26	1.11	1.37	(0.23)	—	(0.23)	11.15
Year Ended October 31, 2011	11.15	0.36	(0.10)	0.26	(0.46)	—	(0.46)	10.95

CLASS B SHARES
Year Ended October 31, 2007	$11.01	0.20	1.05	1.25	(0.20)	(0.12)	(0.32)	$11.94
Year Ended October 31, 2008	11.94	0.16	(2.91)	(2.75)	(0.17)	(0.26)	(0.43)	8.76
Year Ended October 31, 2009	8.76	0.07	1.15	1.22	(0.07)	—	(0.07)	9.91
Year Ended October 31, 2010	9.91	0.17	1.10	1.27	(0.16)	—	(0.16)	11.02
Year Ended October 31, 2011	11.02	0.27	(0.09)	0.18	(0.38)	—	(0.38)	10.82

CLASS C SHARES
Year Ended October 31, 2007	$11.24	0.21	1.11	1.32	(0.19)	(0.12)	(0.31)	$12.25
Year Ended October 31, 2008	12.25	0.16	(2.98)	(2.82)	(0.17)	(0.26)	(0.43)	9.00
Year Ended October 31, 2009	9.00	0.07	1.18	1.25	(0.07)	—	(0.07)	10.18
Year Ended October 31, 2010	10.18	0.18	1.14	1.32	(0.17)	—	(0.17)	11.33
Year Ended October 31, 2011	11.33	0.28	(0.10)	0.18	(0.39)	—	(0.39)	11.12

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratios of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2007	12.13	%(d)	$6,669	1.50%	2.52%	2.06%	89%
Year Ended October 31, 2008	(23.17	)%(e)	4,747	1.50%	2.24%	1.72%	69%
Year Ended October 31, 2009	14.95	%(f)	5,059	1.50%	1.53%	1.62%	34%
Year Ended October 31, 2010	13.86	%(g)	7,139	1.38%	2.42%	1.43%	78%
Year Ended October 31, 2011	2.40	%(h)	8,946	1.19%	3.21%	1.22%	54%

CLASS B SHARES
Year Ended October 31, 2007	11.51	%(d)	$4,928	2.25%	1.77%	2.82%	89%
Year Ended October 31, 2008	(23.76	)%(e)	4,348	2.25%	1.48%	2.48%	69%
Year Ended October 31, 2009	14.05	%(f)	4,907	2.25%	0.77%	2.38%	34%
Year Ended October 31, 2010	12.94	%(g)	7,411	2.14%	1.68%	2.19%	78%
Year Ended October 31, 2011	1.68	%(h)	8,995	1.94%	2.46%	1.97%	54%

CLASS C SHARES
Year Ended October 31, 2007	11.97	%(d)	$437	2.25%	1.78%	2.85%	89%
Year Ended October 31, 2008	(23.73	)%(e)	430	2.25%	1.46%	2.48%	69%
Year Ended October 31, 2009	13.97	%(f)	485	2.25%	0.78%	2.37%	34%
Year Ended October 31, 2010	13.07	%(g)	1,323	2.16%	1.71%	2.21%	78%
Year Ended October 31, 2011	1.57	%(h)	2,486	1.94%	2.49%	1.96%	54%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(a)	Calculated based on average shares outstanding.

(b)	Total return calculations do not include any sales charges.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

During the year ended October 31, 2007, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.44%, 0.47% and 0.48% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS	31

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2011, the Trust is comprised of 16 separate operational funds, each a series of the HSBC Investor Family of Funds, which also includes the HSBC Advisor Funds Trust and the HSBC Investor Portfolios (the “Trusts”). The accompanying financial statements are presented for the following 4 funds (individually a “Fund”, collectively the “World Selection Funds”):

Fund

Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund

All of the World Selection Funds are diversified funds. Financial statements for all other funds of the Trusts are published separately.

          The World Selection Funds currently invest in the HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Funds.

          Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each World Selection Fund may also purchase and hold Exchange Traded Notes (“ETNs”), which are debt securities issued by financial institutions that pay returns based on the performance of a market index or other reference asset. The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Funds.

          The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

          Under the Trust’s organizational documents, the World Selection Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

32	HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements.

Securities Valuation:

          The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds or portfolios in which the World Selection Funds are invested are described in their respective notes to financial statements.

Investment Transactions and Related Income:

          The World Selection Funds record daily their proportionate income, expenses and unrealized/realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are accounted for on trade date. In addition, the World Selection Funds accrue their own expenses daily as incurred.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trusts in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

          The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

HSBC WORLD SELECTION FUNDS	33

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3.	Investment Valuation Summary:

          The valuation techniques employed by the World Selection Funds, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

• Level 1: quoted prices in active markets for identical assets

• Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy. The World Selection Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included in this report.

For the year ended October 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2011 in valuing the World Selection Funds’ investments based upon the three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Aggressive Strategy Fund
Investment Securities:
Affiliated Investment Company	37,538	—	—	37,538
Affiliated Porfolios (a)	—	11,427,245	—	11,427,245
Unaffiliated Investment Companies	5,280,073	—	—	5,280,073
Exchange Traded Funds	1,184,119	—	—	1,184,119

Total Investment Securities	6,501,730	11,427,245	—	17,928,975

Balanced Strategy Fund
Investment Securities:
Affiliated Investment Companies	4,012,461	—	—	4,012,461
Affiliated Porfolios (a)	—	25,463,325	—	25,463,325
Unaffiliated Investment Companies	21,109,036	—	—	21,109,036
Exchange Traded Funds	3,539,051	—	—	3,539,051

Total Investment Securities	28,660,548	25,463,325	—	54,123,873

34	HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Moderate Strategy Fund
Investment Securities:
Affiliated Investment Companies	4,397,330	—	—	4,397,330
Affiliated Porfolios (a)	—	16,461,584	—	16,461,584
Unaffiliated Investment Companies	25,142,546	—	—	25,142,546
Exchange Traded Funds	2,325,674	—	—	2,325,674

Total Investment Securities	31,865,550	16,461,584	—	48,327,134

Conservative Strategy Fund
Investment Securities:
Affiliated Investment Companies	1,886,324	—	—	1,886,324
Affiliated Porfolios (a)	—	4,746,279	—	4,746,279
Unaffiliated Investment Companies	13,668,137	—	—	13,668,137
Exchange Traded Funds	395,153	—	—	395,153

Total Investment Securities	15,949,614	4,746,279	—	20,695,893

(a)

Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1, 2 or 3 from the valuation inputs levels used on October 31, 2011.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions: Investment Management:

          HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as investment adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund. During the year ended October 31, 2011, the Investment Adviser voluntarily waived $14,906, $13,759 and $5,526 of the fee for Balanced Strategy Fund, Moderate Strategy Fund and Conservative Strategy Fund, respectively. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

Administration:

          HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC received from the Trusts a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)

Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

HSBC WORLD SELECTION FUNDS	35

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts. The fee is allocated to each series of the Trusts based upon its proportionate share of the aggregate net assets. For assets invested in the Portfolios by World Selection Funds, the Portfolios pay half of the administration fee and the World Selection Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fee is deemed to be class-specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trusts subject to the general supervision by the Trusts’ Board (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds minus 0.02%, which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $274,649 for the year ended October 31, 2011, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. For the year ended October 31, 2011, Foreside, as Distributor, also received $860,347, $710,976, and $88,648 in commissions from sales of the Trusts, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $60, $12, and $— were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25% and 0.25% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares of the World Selection Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

          Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per series and share class, subject to minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trusts, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any Emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board.

36	HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

Fee Reductions:

          The Investment Adviser has agreed to contractually limit from March 1, 2011 through March 1, 2012 the total expenses, exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses of the World Selection Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2011, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2011, the repayments that may potentially be made by the Funds are as follows:

Fund	2014($)*	2013($)*	2012($)*

Aggressive Strategy Fund	19,298	56,869	49,257
Balanced Strategy Fund	—	—	3,289
Conservative Strategy Fund	—	—	6,592

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

          The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

5.	Investment Transactions:

          Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2011 were as follows:

Fund	Purchases	Sales

Aggressive Strategy Fund	$6,736,917	$5,016,174
Balanced Strategy Fund	28,452,281	21,970,160
Moderate Strategy Fund	22,585,027	17,411,651
Conservative Strategy Fund	10,476,901	6,641,319

Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2011 totaled:

	Contributions	Withdrawals

Aggressive Strategy Fund	$5,314,152	$2,518,496
Balanced Strategy Fund	14,858,382	7,057,039
Moderate Strategy Fund	7,634,562	3,543,409
Conservative Strategy Fund	2,835,375	1,485,460

6.	Federal Tax Information:

          At October 31, 2011, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation/ (Depreciation($)

Aggressive Strategy Fund	$7,057,833	$1,348	$(557,451)	$(556,103)
Balanced Strategy Fund	29,954,854	91,680	(1,385,986)	(1,294,306)
Moderate Strategy Fund	32,729,034	104,295	(967,779)	(863,484)
Conservative Strategy Fund	16,228,904	32,255	(311,545)	(279,290)

HSBC WORLD SELECTION FUNDS	37

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

The tax character of dividends paid by the World Selection Funds for the year ended October 31, 2011 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Total Dividends Paid*

Aggressive Strategy Fund	$87,689	$—	$87,689	$87,689
Balanced Strategy Fund	860,523	—	860,523	860,523
Moderate Strategy Fund	1,550,290	—	1,550,290	1,550,290
Conservative Strategy Fund	693,656	—	693,656	693,656

The tax character of dividends paid by the World Selection Funds for the year ended October 31, 2010 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Total Dividends Paid*

Aggressive Strategy Fund	$—	$—	$—	$—
Balanced Strategy Fund	136,101	—	136,101	136,101
Moderate Strategy Fund	682,988	—	682,988	682,988
Conservative Strategy Fund	235,347	—	235,347	235,347

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(1)	Total Accumulated Earnings/(Deficit)

Aggressive Strategy Fund	$25,426	$—	$25,426	$(378,953)	$(65,201)	$(418,728)
Balanced Strategy Fund	894,298	—	894,298	(907,683)	(76,466)	(89,851)
Moderate Strategy Fund	83,634	—	83,634	(709,490)	17,527	(608,329)
Conservative Strategy Fund	42,858	—	42,858	(18,849)	(62,044)	(38,035)

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

          As of October 31, 2011, the following World Selection Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount($)	Expires

Aggressive Strategy Fund	$378,953	2017
Balanced Strategy Fund	907,683	2017
Moderate Strategy Fund	709,490	2017
Conservative Strategy Fund	18,849	2017

During the year ended October 31, 2011, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount($)

Aggressive Strategy Fund	$775,892
Balanced Strategy Fund	2,086,359
Moderate Strategy Fund	2,012,944
Conservative Strategy Fund	581,583

38	HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2011 (continued)

          The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was signed into law on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. The provisions of the RIC Modernization Act will generally be effective for each Fund’s tax year ending October 31, 2012. The RIC Modernization Act allows for capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) to be carried forward indefinitely. However, the RIC Modernization Act requires any future capital gains to be first offset by post-enactment capital losses before using capital losses incurred in taxable years beginning prior to the effective date of the RIC Modernization Act. As a result of this ordering rule, capital loss carryforwards incurred in taxable years beginning prior to the effective date of the RIC Modernization Act have an increased likelihood to expire unused. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

          The RIC Modernization Act also contains provisions which are intended to reduce the circumstances under which a regulated investment company would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and the Internal Revenue Service. Information regarding any further effect of the RIC Modernization Act on the Funds, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

7.	Subsequent Events:

          At special shareholder meetings held on September 30, 2011 for the Funds, and reconvened on October 14, 2011 for the Balanced Strategy Fund and Moderate Strategy Fund, shareholders approved a new investment advisory contract supplement between the Adviser and the Trust on behalf of each Fund (the “Supplements”). The Adviser will begin accruing fees pursuant to the Supplements on November 1, 2011. The new investment advisory fee for each Fund is an annual fee of 0.25% based on the Fund’s average daily net assets. Please see the World Selection Funds’ prospectus and any supplements theretofor additional information regarding the increase in each World Selection Fund’s advisory fee and the impact of such increase on each Fund’s Total Annual Fund Operating Expenses.

HSBC WORLD SELECTION FUNDS	39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
HSBC Investor Funds:

          We have audited the accompanying statements of assets and liabilities of HSBC World Selection Funds – World Selection Aggressive Strategy Fund, World Selection Balanced Strategy Fund, World Selection Moderate Strategy Fund and World Selection Conservative Strategy Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the respective custodian, transfer agent, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2011

40	HSBC WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited)—as of October 31, 2011

I.	Approval of New Advisory Supplements for World Selection Funds

          On June 13-14, 2011, the Contracts and Expense Committee, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), and the Board met in person to consider a proposal by HSBC Global Asset Management (USA) Inc. (the “Adviser”), the investment adviser of the Aggressive Strategy, Balanced Strategy, Moderate Strategy and Conservative Strategy Funds (each a “World Selection Fund” and, collectively, the “World Selection Funds”), to increase the management fee of each of the World Selection Funds from .05% to .25%, via a vote of each World Selection Fund’s shareholders, in recognition of additional services provided to the World Selection Funds by the Adviser.

          In connection with this increase in management fees, which would not take effect in the absence of approval by the World Selection Funds’ shareholders, the Board, including the Independent Trustees, was asked to approve new investment advisory contract supplements between the Adviser and the Trust on behalf of each respective World Selection Fund (the “New Advisory Supplements”). The Board, including the Independent Trustees, considered the same points that they did in considering the annual review of the Amended and Restated Master Investment Advisory Contracts and related Supplements between the Trust and the Adviser in December 2010. Prior to the meetings, the Independent Trustees received from the Adviser, and reviewed, a wide variety of information pertaining to the World Selection Funds that they thought reasonably necessary to evaluate the terms of the New Advisory Supplements. This information included, among other things, a comparison of the World Selection Funds as compared to their predecessor funds, the HSBC LifeLine Funds, and comparative fee and performance data. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          Based on their review of the information requested and provided for the World Selection Funds, the Board, including the Independent Trustees, determined to approve the New Advisory Supplements based on their conclusions that the New Advisory Supplements are consistent with the best interests of the World Selection Funds and their respective shareholders, and will enable the World Selection Funds to receive a high quality of services at a cost that is appropriate and reasonable. The Board, including the Independent Trustees, made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by the Adviser. The Independent Trustees examined the nature, quality and extent of the investment advisory services provided, and proposed to be provided, by the Adviser to the World Selection Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides, and proposes to provide, to the World Selection Funds, including the Adviser’s oversight and management of the World Selection Funds’ other service providers.

          The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the World Selection Funds; (ii) the Adviser’s reputation and financial condition; and (iii) the efforts undertaken by the Adviser to foster the growth and development of the World Selection Funds since the inception date of each of the Funds.

          The Independent Trustees considered that the Adviser has provided since the World Selection Funds were rebranded in 2010, and will continue to provide, additional advisory services to the Funds. In particular, the Independent Trustees considered, among other things: (i) the third party fund recommendations being made and actively reviewed by the Multimanger; (ii) the more active monitoring of asset allocation models; and (iii) the tactical investments in new asset classes being made and the associated complete rebalancing of a World Selection Fund’s portfolio when the investment is made and when it is liquidated.

          Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided, and proposed to be provided, by the Adviser, and that the services provided, and proposed to be provided, supported the approval of the New Advisory Supplements.

HSBC WORLD SELECTION FUNDS	41

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited)—as of October 31, 2011 (continued)

          Investment Performance of the World Selection Funds and Adviser. The Independent Trustees considered the investment performance of each World Selection Fund over various periods of time as compared to comparable funds. The Independent Trustees determined that the World Selection Funds’ investment performance supported approval of the New Advisory Supplements.

          Costs of Services and Profits Realized by the Adviser. The Independent Trustees considered the costs of the services provided, and proposed to be provided, by the Adviser and the expense ratios of the World Selection Funds more generally. The Independent Trustees also considered the overall proposed management fees under the New Advisory Supplements and compared those fees to the fees of similar funds. The Independent Trustees considered the fact that the World Selection Funds’ shareholders would be asked to approve the proposed increase in the management fees and that without such approval the increase would not take effect. The Independent Trustees also considered that the Adviser was not proposing any changes to the Expense Limitation Agreement with respect to the World Selection Funds, and therefore, shareholders would not experience any increase in the Funds’ total operating expenses at this time.

          The Independent Trustees determined that, under the New Advisory Supplements, the World Selection Funds had management fees competitive with those of similar funds, noting the resources, expertise and experience provided to the World Selection Funds.

The Independent Trustees concluded that the proposed management fees payable to the Adviser are fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser had achieved, and proposes to achieve, economies of scale, whether the World Selection Funds’ proposed expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the World Selection Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also considered certain information provided by the Adviser with respect to the benefits it may derive from its relationship with the World Selection Funds.

          The Board also considered the quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser. The Board considered the global presence, experience and staffing capabilities of the Adviser’s Multimanager unit. The Board also noted the range of advisory and administrative services provided, and proposed to be provided, by the Adviser to the World Selection Funds.

          In light of the above considerations and such other factors and information it considered relevant, the Board, by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting), approved each New Advisory Supplement.

42	HSBC WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Other Federal Income Tax Information (Unaudited):

          For the year ended October 31, 2011, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction

Aggressive Strategy Fund	96.84%
Balanced Strategy Fund	46.50%
Moderate Strategy Fund	9.08%
Conservative Strategy Fund	5.91%

          For the year ended October 31, 2011, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV:

Fund	Qualified Dividend Income

Aggressive Strategy Fund	100.00%
Balanced Strategy Fund	57.70%
Moderate Strategy Fund	20.32%
Conservative Strategy Fund	14.05%

HSBC WORLD SELECTION FUNDS	43

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2011

          As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees and other Fund expenses.

          These examples are intended to help you understand your ongoing costs (in dollars) of investing in the World Selection Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11

Aggressive Strategy Fund	Class A Shares	$1,000.00	$874.30	$7.09	1.50%
	Class B Shares	1,000.00	871.40	10.61	2.25%
	Class C Shares	1,000.00	871.20	10.61	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	908.90	5.39	1.12%
	Class B Shares	1,000.00	905.70	8.98	1.87%
	Class C Shares	1,000.00	905.30	8.98	1.87%
Moderate Strategy Fund	Class A Shares	1,000.00	933.80	5.17	1.06%
	Class B Shares	1,000.00	930.10	8.81	1.81%
	Class C Shares	1,000.00	930.00	8.81	1.81%
Conservative Strategy Fund	Class A Shares	1,000.00	963.60	5.79	1.17%
	Class B Shares	1,000.00	959.40	9.48	1.92%
	Class C Shares	1,000.00	959.00	9.48	1.92%

*

Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

44	HSBC WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2011

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11

Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.64	$ 7.63	1.50%
	Class B Shares	1,000.00	1,013.86	11.42	2.25%
	Class C Shares	1,000.00	1,013.86	11.42	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,019.56	5.70	1.12%
	Class B Shares	1,000.00	1,015.78	9.50	1.87%
	Class C Shares	1,000.00	1,015.78	9.50	1.87%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.86	5.40	1.06%
	Class B Shares	1,000.00	1,016.08	9.20	1.81%
	Class C Shares	1,000.00	1,016.08	9.20	1.81%
Conservative Strategy Fund	Class A Shares	1,000.00	1,019.31	5.96	1.17%
	Class B Shares	1,000.00	1,015.53	9.75	1.92%
	Class C Shares	1,000.00	1,015.53	9.75	1.92%

*

Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS	45

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited)

Special Meeting of Shareholders

          A special meeting of shareholders for the HSBC Investor Funds, on behalf of the World Selection Funds, was held on September 30, 2011 (the “Meeting”). At the Meeting, the shareholders of the Aggressive Strategy Fund and the Conservative Strategy Fund voted to approve a new investment advisory contract between HSBC Global Asset Management (USA) Inc. and the Trust on behalf of each respective Fund for the purpose of increasing the management fee in recognition of additional services provided to the Funds by the Adviser. The Meeting was adjourned and reconvened on October 14, 2011 for the Moderate Strategy Fund and the Balanced Strategy Fund. The results of the Meeting with respect to this proposal were as follows:

Meetings held September 30, 2011

Aggressive Strategy Fund	No. of Shares	% of Outstanding Shares	% of Shares Voted

For	561,770	36.842%	73.422%
Against	160,877	10.551%	21.026%
Abstaining	42,475	2.786%	5.551%
TOTAL	1,524,815	50.178%	100.000%

Conservative Strategy Fund	No. of Shares	% of Outstanding Shares	% of Shares Voted

For	797,234	43.218%	85.237%
Against	106,850	5.792%	11.424%
Abstaining	31,232	1.693%	3.339%
TOTAL	1,844,670	50.704%	100.000%

Meetings Adjourned on September 30, 2011 and Reconvened on October 14, 2011

Moderate Strategy Fund	No. of Shares	% of Outstanding Shares	% of Shares Voted

For	1,636,466	38.994%	77.532%
Against	278,986	6.648%	13.218%
Abstaining	195,252	4.652%	9.251%
TOTAL	4,196,726	50.294%	100.000%

Balanced Strategy Fund	No. of Shares	% of Outstanding Shares	% of Shares Voted

For	1,611,187	36.522%	72.425%
Against	397,985	9.021%	17.890%
Abstaining	215,458	4.884%	9.685%
TOTAL	4,411,518	50.428%	100.000%

46	HSBC WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited)

A Special Meeting of Shareholders

          A special meeting of shareholders of the HSBC Investor Funds was held on June 15, 2011. At the meeting the shareholders voted and approved the following proposal:

          Proposal 1: To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify.

	No. of Shares	% of Outstanding Shares	% of Shares Voted

	Marcia L. Beck

Affirmative	8,013,741,245.100	43.325%	86.413%
Withhold	1,260,049,503.170	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Sylvia Coutinho

Affirmative	8,013,782,283.636	43.325%	86.413%
Withhold	1,260,008,464.634	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Susan S. Huang

Affirmative	8,013,758,594.267	43.325%	86.413%
Withhold	1,260,032,154.003	6.812%	13.587%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Alan S. Parsow

Affirmative	8,014,028,515.450	43.326%	86.416%
Withhold	1,259,762,232.820	6.811%	13.584%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Thomas F. Robards

Affirmative	8,009,688,698.670	43.303%	86.369%
Withhold	1,264,102,049.600	6.834%	13.631%

TOTAL	9,273,790,748.270	50.137%	100.000%

	Michael Seely

Affirmative	8,014,132,476.900	43.327%	86.417%
Withhold	1,259,658,271.370	6.810%	13.583%

TOTAL	9,273,790,748.270	50.137%	100.000%

HSBC WORLD SELECTION FUNDS	47

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—96.6%

	Shares	Value($)

Aerospace & Defense – 1.8%
United Technologies Corp.	24,600	1,918,308

Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	15,650	1,086,579

Auto Components – 1.4%
BorgWarner, Inc. (a)	18,800	1,438,012

Biotechnology – 2.1%
Biogen Idec, Inc. (a)	7,800	907,608
Celgene Corp. (a)	20,500	1,329,015

		2,236,623

Capital Markets – 2.3%
Franklin Resources, Inc.	14,600	1,556,798
TD Ameritrade Holding Corp.	49,800	835,644

		2,392,442

Chemicals – 3.4%
Ecolab, Inc.	25,600	1,378,304
Monsanto Co.	30,200	2,197,050

		3,575,354

Communications Equipment – 3.1%
QUALCOMM, Inc.	63,400	3,271,440

Computers & Peripherals – 8.0%
Apple, Inc. (a)	12,195	4,936,292
EMC Corp. (a)	108,900	2,669,139
NetApp, Inc. (a)	21,300	872,448

		8,477,879

Construction & Engineering – 1.5%
Fluor Corp.	27,300	1,552,005

Diversified Financial Services – 3.1%
CME Group, Inc.	3,600	992,016
IntercontinentalExchange, Inc. (a)	10,500	1,363,740
JPMorgan Chase & Co.	26,700	928,092

		3,283,848

Energy Equipment & Services – 4.9%
FMC Technologies, Inc. (a)	50,500	2,263,410
Schlumberger Ltd.	39,400	2,894,718

		5,158,128

Food & Staples Retailing – 1.1%
Costco Wholesale Corp.	14,500	1,207,125

Food Products – 1.3%
General Mills, Inc.	24,600	947,838
Green Mountain Coffee Roasters, Inc. (a)	5,800	377,116

		1,324,954

Health Care Equipment & Supplies – 3.4%
Edwards Lifesciences Corp. (a)	18,900	1,425,438
Intuitive Surgical, Inc. (a)	2,500	1,084,650
Varian Medical Systems, Inc. (a)	17,700	1,039,344

		3,549,432

Common Stocks, continued

	Shares	Value($)

Health Care Providers & Services – 3.9%
Express Scripts, Inc. (a)	26,050	1,191,266
UnitedHealth Group, Inc.	61,700	2,960,983

		4,152,249

Health Care Technology – 0.8%
Cerner Corp. (a)	14,000	888,020

Hotels, Restaurants & Leisure – 5.2%
Ctrip.com International Ltd. ADR (a)	26,600	927,276
Las Vegas Sands Corp. (a)	44,300	2,079,885
Starbucks Corp.	33,500	1,418,390
Yum! Brands, Inc.	19,300	1,033,901

		5,459,452

Internet & Catalog Retail – 4.5%
Amazon.com, Inc. (a)	11,850	2,530,094
Priceline.com, Inc. (a)	4,360	2,213,659

		4,743,753

Internet Software & Services – 6.1%
Baidu, Inc. ADR (a)	14,925	2,092,187
Google, Inc., Class A (a)	5,530	3,277,299
VeriSign, Inc.	34,400	1,103,896

		6,473,382

IT Services – 5.9%
Cognizant Technology Solutions Corp. (a)	40,900	2,975,475
Visa, Inc., Class A	34,400	3,208,144

		6,183,619

Machinery – 5.6%
Danaher Corp.	65,400	3,162,090
Deere & Co.	21,800	1,654,620
Illinois Tool Works, Inc.	21,900	1,064,997

		5,881,707

Metals & Mining – 0.9%
Cliffs Natural Resources, Inc.	14,000	955,080

Oil, Gas & Consumable Fuels – 5.3%
Concho Resources, Inc. (a)	20,500	1,941,760
Occidental Petroleum Corp.	22,700	2,109,738
Peabody Energy Corp.	22,800	988,836
Range Resources Corp.	8,600	592,024

		5,632,358

Personal Products – 1.0%
The Estee Lauder Cos., Inc., Class A	10,800	1,063,260

Pharmaceuticals – 2.2%
Perrigo Co.	10,200	920,856
Shire plc ADR	14,700	1,386,210

		2,307,066

Road & Rail – 3.4%
Union Pacific Corp.	35,500	3,534,735

Semiconductors & Semiconductor Equipment – 0.7%
Altera Corp.	18,800	712,896

48	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Common Stocks, continued

	Shares	Value($)

Software – 7.1%
Citrix Systems, Inc. (a)	22,400	1,631,392
Intuit, Inc.	22,200	1,191,474
Oracle Corp.	82,800	2,713,356
Salesforce.com, Inc. (a)	14,300	1,904,331

		7,440,553

Specialty Retail – 2.2%
Abercrombie & Fitch Co., Class A	17,100	1,272,240
O’Reilly Automotive, Inc. (a)	13,600	1,034,280

		2,306,520

Textiles, Apparel & Luxury Goods – 1.5%
Ralph Lauren Corp.	10,000	1,587,900

Wireless Telecommunication Services – 1.9%
American Tower Corp., Class A (a)	35,500	1,956,050

TOTAL COMMON STOCKS (COST $81,911,442)		101,750,729

Investment Company—1.2%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	1,233,908	1,233,908

TOTAL INVESTMENT COMPANY (COST $1,233,908)		1,233,908

TOTAL INVESTMENT SECURITIES (COST $83,145,350) — 97.8%		102,984,637

Percentages indicated are based on net assets of $105,288,887.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ADR	— American Depositary Receipt

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	49

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—99.4%

	Shares	Value($)

Australia – 4.0%
Coca-Cola Amatil Ltd.	38,743	500,031
GPT Group	84,034	277,284
Leighton Holdings Ltd.	17,989	408,584
Sonic Healthcare Ltd.	24,041	277,749

		1,463,648

Belgium – 1.9%
Anheuser-Busch InBev NV	12,246	679,022

Brazil – 1.3%
Companhia Energetica de Sao Paulo, Preferred B Shares	11,500	199,583
PDG Realty SA	65,000	287,038

		486,621

Canada – 1.6%
Yamana Gold, Inc.	39,900	597,303

China – 1.1%
Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd., Class H	171,820	248,592
Minth Group Ltd.	148,000	153,564

		402,156

Finland – 1.2%
Fortum Oyj	18,278	444,792

France – 5.2%
Alstom SA	9,180	341,797
Carrefour SA	7,729	204,466
Compagnie Generale des Establissements Michelin, B Shares	4,000	289,601
Safran SA	11,440	373,533
Total SA	7,200	375,624
Vinci SA	6,359	311,792

		1,896,813

Germany – 7.3%
Deutsche Post AG	29,737	451,004
E.ON AG	14,971	360,068
Fresenius SE & Co. KGaA	6,047	593,665
Henkel AG & Co. KGaA	7,985	389,852
SAP AG	9,050	547,159
Volkswagen AG, Preferred	1,800	313,426

		2,656,082

Hong Kong – 2.6%
Guangdong Investment Ltd.	494,000	297,389
Huabao International Holdings Ltd.	314,900	200,048
New World Development Co. Ltd.	188,000	198,054
The Wharf Holdings Ltd.	45,300	240,968

		936,459

Indonesia – 1.6%
PT Bank Negara Indonesia (Persero) Tbk	611,000	273,905
PT Bumi Resources Tbk	1,154,000	301,507

		575,412

Common Stocks, continued

	Shares	Value($)

Ireland (Republic of) – 0.9%
Accenture plc, Class A	5,300	319,378

Israel – 2.3%
Israel Chemicals Ltd.	27,683	328,708
Teva Pharmaceutical Industries Ltd. ADR	12,900	526,965

		855,673

Italy – 1.9%
Intesa Sanpaolo SpA	184,064	324,828
Telecom Italia SpA	290,852	361,851

		686,679

Japan – 17.6%
Asahi Kasei Corp.	67,000	397,434
Bridgestone Corp.	16,000	375,249
Canon, Inc.	10,100	458,635
East Japan Railway Co.	10,100	612,503
Hitachi Ltd.	74,000	396,615
Honda Motor Co. Ltd.	21,200	634,122
JX Holdings, Inc.	83,300	485,337
Mitsui & Co. Ltd.	32,800	478,823
Nippon Telegraph & Telephone Corp.	12,600	646,493
ORIX Corp.	3,790	330,858
Sumitomo Corp.	38,100	471,842
Sumitomo Realty & Development Co. Ltd.	17,500	362,818
The Bank of Yokohama Ltd.	99,000	453,379
The Kansai Electric Power Co., Inc.	21,500	317,237

		6,421,345

Netherlands – 2.2%
ING Groep NV (a)	59,642	514,101
Koninklijke Ahold NV	22,647	289,307

		803,408

Norway – 3.7%
DnB NOR ASA	41,982	485,832
Telenor ASA	38,489	685,915
Yara International ASA	4,070	192,558

		1,364,305

Poland – 0.7%
PGE SA	39,231	241,589

Russian Federation – 0.6%
Gazprom OAO ADR	18,500	214,459

Singapore – 2.4%
DBS Group Holdings Ltd.	40,000	390,804
Keppel Corp. Ltd.	66,200	495,700

		886,504

South Korea – 1.8%
DGB Financial Group, Inc. (a)	24,450	307,971
Hyundai Mobis	1,190	340,783

		648,754

Sweden – 2.7%
Swedbank AB, A Shares	35,752	500,726
Telefonaktiebolaget LM Ericsson ADR	45,200	470,532

		971,258

50	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Common Stocks, continued

	Shares	Value($)

Switzerland – 5.8%
Nestle SA	10,182	589,105
Novartis AG	12,906	727,312
Swiss Re Ltd.	9,259	505,700
Syngenta AG, Registered	988	301,167

		2,123,284

Taiwan – 0.7%
Asustek Computer, Inc.	36,000	250,379

Thailand – 1.3%
Bangkok Bank Public Co. Ltd., Foreign Registered	93,000	471,599

Turkey – 0.8%
Turk Telekomunikasyon AS	65,644	278,014

United Kingdom – 26.3%
Anglo American plc	10,395	381,036
Aviva plc	65,110	355,166
Barclays plc	125,831	390,018
BG Group plc	19,152	415,238
British American Tobacco plc	5,944	272,499
British Sky Broadcasting Group plc	25,041	282,313
GlaxoSmithKline plc ADR	16,400	734,556
Imperial Tobacco Group plc	14,448	526,228
Lloyds Banking Group plc (a)	563,634	291,430
National Grid plc	44,961	446,946
Pearson plc	28,008	514,464
Prudential plc	53,392	551,420
Reed Elsevier plc	66,081	565,634
Smith & Nephew plc	57,221	523,684
Tesco plc	77,022	496,528
Tullow Oil plc	39,656	890,872
Unilever plc	16,770	562,060
Vedanta Resources plc	13,629	278,146
Vodafone Group plc	247,270	686,502
Xstrata plc	24,951	415,544

		9,580,284

TOTAL COMMON STOCKS (COST $38,920,853)		36,255,220

TOTAL INVESTMENT SECURITIES (COST $38,920,853) — 99.4%		36,255,220

Percentages indicated are based on net assets of $36,344,306.

(a)	Represents non-income producing security.

ADR	— American Depositary Receipt

Schedule of Portfolio Investments - October 31, 2011

The Portfolio invested, as a percentage of net assets, in the following industries, as of October 31, 2011:

Industry	Percent of Net Assets

Commercial Banks	10.6%
Oil, Gas & Consumable Fuels	6.5%
Metals & Mining	6.4%
Pharmaceuticals	5.5%
Electric Utilities	5.4%
Diversified Telecommunication Services	5.4%
Chemicals	5.0%
Insurance	4.3%
Beverages	3.2%
Food Products	3.2%
Health Care Equipment & Supplies	3.1%
Industrial Conglomerates	2.8%
Food & Staples Retailing	2.7%
Trading Companies & Distributors	2.6%
Automobiles	2.6%
Real Estate Management & Development	2.3%
Tobacco	2.2%
Media	2.2%
Electronic Equipment, Instruments & Components	2.1%
Construction & Engineering	2.0%
Wireless Telecommunication Services	1.9%
Auto Components	1.8%
Road & Rail	1.7%
Machinery	1.6%
Diversified Consumer Services	1.6%
Software	1.5%
Communications Equipment	1.3%
Office Electronics	1.3%
Air Freight & Logistics	1.2%
Auto Parts & Equipment	0.9%
Diversified Financial Services	0.9%
IT Services	0.9%
Health Care Providers & Services	0.8%
Real Estate Investment Trusts (REITs)	0.8%
Computers & Peripherals	0.7%
Energy Equipment & Services	0.4%

Total Investments	99.4%

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	51

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

At October 31, 2011, the Portfolio’s open forward foreign currency contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value($)	Value($)	Unrealized Appreciation/ (Depreciation)($ )

CURRENCY
Euro	JPMorgan Chase Bank N.A.	11/1/2011	37,258	52,746	51,547	1,199
Euro	JPMorgan Chase Bank N.A.	11/1/2011	34,670	49,083	47,966	1,117
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	29,212	47,020	46,965	55
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	19,216	30,930	30,893	37
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	28,733	46,248	46,193	55
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	13,156	21,175	21,150	25
Hong Kong Dollar	Northern Trust	11/1/2011	35,560	4,574	4,577	(3)
Swiss Franc	JPMorgan Chase Bank N.A.	11/1/2011	66,050	76,544	75,271	1,273
Swiss Franc	JPMorgan Chase Bank N.A.	11/1/2011	56,204	65,134	64,050	1,084

				393,454	388,612	4,842

Long Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value($)	Value($)	Unrealized Appreciation/ (Depreciation)($)

CURRENCY
Australian Dollar	JPMorgan Chase Bank N.A.	11/2/2011	27,591	29,450	29,073	(377)
Australian Dollar	Merrill Lynch	11/3/2011	40,607	42,985	42,772	(213)
Australian Dollar	Merrill Lynch	11/3/2011	13,025	13,787	13,719	(68)
Euro	JPMorgan Chase Bank N.A.	11/1/2011	11,202	15,859	15,498	(361)
Euro	JPMorgan Chase Bank N.A.	11/1/2011	248	352	343	(9)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	4,527	7,287	7,279	(8)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	8,001	12,878	12,863	(15)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	7,395	11,903	11,889	(14)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	8,884	14,299	14,282	(17)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	4,203	6,766	6,758	(8)
British Sterling Pound	JPMorgan Chase Bank N.A.	11/1/2011	8,885	14,302	14,285	(17)
Swedish Krone	JPMorgan Chase Bank N.A.	11/1/2011	17,109	2,684	2,626	(58)

				172,552	171,387	(1,165)

52	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—95.8%

	Shares	Value($)

Aerospace & Defense – 4.0%
BE Aerospace, Inc. (a)	93,580	3,530,773
TransDigm Group, Inc. (a)	22,980	2,158,282

		5,689,055

Auto Components – 2.2%
The Goodyear Tire & Rubber Co. (a)	216,250	3,105,350

Capital Markets – 1.5%
Waddell & Reed Financial, Inc., Class A	77,410	2,146,579

Chemicals – 4.3%
Celanese Corp., Series A	67,310	2,931,351
Westlake Chemical Corp.	77,745	3,203,871

		6,135,222

Commercial Banks – 1.6%
First Horizon National Corp.	1	7
First Republic Bank (a)	81,450	2,256,165

		2,256,172

Commercial Services & Supplies – 1.8%
Waste Connections, Inc.	74,605	2,540,300

Communications Equipment – 1.6%
Polycom, Inc. (a)	96,160	1,589,525
Riverbed Technology, Inc. (a)	22,610	623,584

		2,213,109

Containers & Packaging – 3.8%
Crown Holdings, Inc. (a)	81,470	2,752,872
Packaging Corp. of America	101,840	2,655,987

		5,408,859

Diversified Financial Services – 1.3%
MSCI, Inc., Class A (a)	53,860	1,798,385

Electrical Equipment – 2.3%
Hubbell, Inc., Class B	54,060	3,232,247

Energy Equipment & Services – 2.0%
Ensco International plc ADR	58,060	2,883,260

Food Products – 3.4%
Ralcorp Holdings, Inc. (a)	58,720	4,746,925

Health Care Equipment & Supplies – 6.3%
DENTSPLY International, Inc.	103,840	3,837,926
Hill-Rom Holdings, Inc.	71,190	2,396,967
IDEXX Laboratories, Inc. (a)	37,140	2,673,709

		8,908,602

Health Care Providers & Services – 1.8%
Coventry Health Care, Inc. (a)	79,510	2,529,213

Insurance – 1.5%
Everest Re Group Ltd.	22,890	2,058,269

IT Services – 4.8%
Alliance Data Systems Corp. (a)	33,830	3,465,545
FleetCor Technologies, Inc. (a)	62,470	1,746,661
Syntel, Inc.	31,180	1,524,702

		6,736,908

Common Stocks, continued

	Shares	Value($)

Life Sciences Tools & Services – 2.6%
Mettler-Toledo International, Inc. (a)	23,900	3,671,040

Machinery – 6.7%
Crane Co.	68,784	3,034,062
IDEX Corp.	63,530	2,252,139
Snap-on, Inc.	37,020	1,986,863
The Timken Co.	51,460	2,167,495

		9,440,559

Oil, Gas & Consumable Fuels – 8.0%
Alpha Natural Resources, Inc. (a)	88,442	2,126,146
Denbury Resources, Inc. (a)	246,400	3,868,480
Tesoro Corp. (a)	205,650	5,334,561

		11,329,187

Pharmaceuticals – 2.4%
Elan Corp. plc ADR (a)	262,300	3,144,977
Santarus, Inc. (a)	77,490	236,345

		3,381,322

Professional Services – 2.0%
IHS, Inc., Class A (a)	33,630	2,824,584

Real Estate Investment Trusts (REITs) – 1.7%
Hospitality Properties Trust	100,970	2,426,309

Road & Rail – 5.1%
Hertz Global Holdings, Inc. (a)	347,190	4,027,404
Landstar System, Inc.	70,680	3,154,448

		7,181,852

Semiconductors & Semiconductor Equipment – 5.4%
LSI Corp. (a)	278,210	1,738,812
NXP Semiconductors N.V. (a)	37,420	672,437
ON Semiconductor Corp. (a)	241,330	1,826,868
Skyworks Solutions, Inc. (a)	45,650	904,327
Teradyne, Inc. (a)	176,090	2,521,609

		7,664,053

Software – 5.6%
Informatica Corp. (a)	72,710	3,308,305
Nuance Communications, Inc. (a)	174,180	4,612,287

		7,920,592

Specialty Retail – 9.5%
Foot Locker, Inc.	193,390	4,227,506
O’Reilly Automotive, Inc. (a)	51,960	3,951,558
Signet Jewelers Ltd.	58,620	2,527,108
Williams-Sonoma, Inc.	73,080	2,743,423

		13,449,595

Trading Companies & Distributors – 1.4%
WESCO International, Inc. (a)	41,020	1,987,829

Wireless Telecommunication Services – 1.2%
NII Holdings, Inc. (a)	74,730	1,758,397

TOTAL COMMON STOCKS (COST $122,527,520)		135,423,774

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	53

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011 (continued)

Investment Company—2.5%

	Shares	Value($)

Northern Institutional Government Select Portfolio, Institutional Shares, 0.01% (b)	3,493,603	3,493,603

TOTAL INVESTMENT COMPANY (COST $3,493,603)		3,493,603

TOTAL INVESTMENTS SECURITIES (COST $126,021,123) — 98.3%		138,917,377

Percentages indicated are based on net assets of $141,324,402.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ADR — American Depositary Receipt

54	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2011

Common Stocks—98.6%

	Shares	Value($)

Aerospace & Defense – 1.9%
Raytheon Co.	21,400	945,666

Automobiles – 1.7%
General Motors Co. (a)	33,800	873,730

Biotechnology – 3.1%
Amgen, Inc.	27,600	1,580,652

Capital Markets – 2.3%
Goldman Sachs Group, Inc.	10,400	1,139,320

Commercial Banks – 2.7%
Wells Fargo & Co.	52,500	1,360,275

Commercial Services & Supplies – 1.0%
Pitney Bowes, Inc.	25,400	517,652

Communications Equipment – 5.6%
Cisco Systems, Inc.	76,400	1,415,692
Motorola Solutions, Inc.	29,628	1,389,849

		2,805,541

Diversified Financial Services – 4.6%
Citigroup, Inc.	48,320	1,526,429
JPMorgan Chase & Co.	22,150	769,934

		2,296,363

Energy Equipment & Services – 0.9%
Halliburton Co.	11,550	431,508

Food & Staples Retailing – 2.3%
CVS Caremark Corp.	31,400	1,139,820

Independent Power Producers & Energy Traders – 1.2%
NRG Energy, Inc. (a)	29,500	631,890

Insurance – 16.3%
Aon Corp.	32,900	1,533,798
Genworth Financial, Inc., Class A (a)	117,900	752,202
Lincoln National Corp.	25,900	493,395
Loews Corp.	34,440	1,367,268
MetLife, Inc.	42,000	1,476,720
The Hartford Financial Services Group, Inc.	66,000	1,270,500
Unum Group	56,100	1,337,424

		8,231,307

Machinery – 3.2%
Ingersoll-Rand plc	23,900	744,007
PACCAR, Inc.	19,700	851,828

		1,595,835

Media – 6.9%
Time Warner, Inc.	34,950	1,222,900
Viacom, Inc., Class B	51,400	2,253,890

		3,476,790

Metals & Mining – 7.9%
AngloGold Ashanti Ltd. ADR	51,527	2,329,536
Barrick Gold Corp.	33,600	1,663,200

		3,992,736

Common Stocks, continued

	Shares	Value($)

Oil, Gas & Consumable Fuels – 14.2%
Apache Corp.	19,610	1,953,744
Canadian Natural Resources Ltd.	32,000	1,131,200
Hess Corp.	12,100	756,976
Noble Energy, Inc.	13,310	1,189,116
Occidental Petroleum Corp.	8,300	771,402
Talisman Energy, Inc.	93,600	1,329,120

		7,131,558

Pharmaceuticals – 12.9%
Merck & Co., Inc.	22,800	786,600
Pfizer, Inc.	138,200	2,661,732
Sanofi-Aventis ADR	54,400	1,944,800
Teva Pharmaceutical Industries Ltd. ADR	26,600	1,086,610

		6,479,742

Road & Rail – 1.8%
Union Pacific Corp.	8,900	886,173

Software – 6.8%
CA, Inc.	115,400	2,499,564
Microsoft Corp.	35,500	945,365

		3,444,929

Tobacco – 1.3%
Philip Morris International, Inc.	9,700	677,739

TOTAL COMMON STOCKS (COST $49,441,903)		49,639,226

Investment Company—0.8%

Northern Institutional Government Select Portfolio, Institutional Shares, 0.01% (b)	384,525	384,525

TOTAL INVESTMENT COMPANY (COST $384,525)		384,525

TOTAL INVESTMENT SECURITIES (COST $49,826,428) — 99.4%		50,023,751

Percentages indicated are based on net assets of $50,336,173.

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2011.

ADR — American Depositary Receipt

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	55

HSBC INVESTOR PORTFOLIOS
Statements of Assets and Liabilities—as of October 31, 2011

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$102,984,637	$36,255,220	$138,917,377	$50,023,751
Foreign currency, at value	—	348,873	—	—
Unrealized appreciation on forward foreign currency contracts	—	4,845	—	—
Dividends receivable	30,359	102,393	82,373	28,198
Receivable for investments sold	2,518,360	1,000,669	2,449,620	312,425
Prepaid expenses and other assets	532	213	818	284

Total Assets	105,533,888	37,712,213	141,450,188	50,364,658

Liabilities:
Cash overdraft	—	313,696	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,168	—	—
Payable for investments purchased	182,789	909,890	17,726	—
Accrued expenses and other liabilities:
Investment Management	49,218	27,705	90,283	21,617
Administration	2,814	1,001	3,718	1,354
Accounting	34	201	48	17
Custodian	4,590	17,254	5,739	2,527
Other	5,556	7,992	8,272	2,970

Total Liabilities	245,001	1,278,907	125,786	28,485

Applicable to investors’ beneficial interest	$105,288,887	$36,433,306	$141,324,402	$50,336,173

Total Investments, at cost	$83,145,350	$38,920,853	$126,021,123	$49,826,428

Foreign currency, at cost	$—	$345,057	$—	$—

56	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
Statements of Operations—For the year ended October 31, 2011

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Interest	$—	$441	$—	$—
Dividends	765,697	1,245,237	1,450,109	832,680
Foreign tax withholding	(313)	(129,043)	—	(6,387)

Total Investment Income (Loss)	765,384	1,116,635	1,450,109	826,293

Expenses:
Investment Management	593,713	368,386	1,240,402	289,881
Administration	28,039	10,918	40,997	14,608
Accounting	45,037	77,673	44,953	41,926
Compliance Services	723	293	1,099	388
Custodian	13,214	65,508	20,016	7,351
Professional	11,410	23,052	16,585	4,927
Trustee	2,330	1,002	3,433	1,223
Other	1,502	9,230	2,865	1,063

Total Expenses	695,968	556,062	1,370,350	361,367

Net Investment Income (Loss)	69,416	560,573	79,759	464,926

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	10,568,671	1,297,670	24,005,437	1,982,453
Payments by affiliates for the violation of certain investment policies and limitations	—	5,235	—	—
Net realized gains (losses) from forward foreign currency contracts	—	(42,094)	—	—
Change in unrealized appreciation/depreciation on investments and foreign currencies	387,197	(4,295,581)	(5,303,339)	(1,246,938)

Net realized/unrealized gains from investments and foreign currency transactions	10,955,868	(3,034,770)	18,702,098	735,515

Change In Net Assets Resulting From Operations	$11,025,284	$(2,474,197)	$18,781,857	$1,200,441

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	57

HSBC INVESTOR PORTFOLIOS
Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$69,416	$(34,003)	$560,573	$3,219,961
Net realized gains (losses) from investments	10,568,671	4,569,747	1,255,576	(24,730,645)
Payment by affiliates for the violation of certain investment policies and limitations	—	—	5,235	—
Change in unrealized appreciation/depreciation from investments	387,197	12,751,375	(4,295,581)	13,409,621

Change in net assets resulting from operations	11,025,284	17,287,119	(2,474,197)	(8,101,063)

Proceeds from contributions	20,411,483	10,138,077	8,054,582	15,234,642
Value of withdrawals	(24,898,681)	(16,837,279)	(10,964,673)	(182,464,190)

Change in net assets resulting from transactions from investors’ beneficial interest	(4,487,198)	(6,699,202)	(2,910,091)	(167,229,548)

Change in net assets	6,538,086	10,587,917	(5,384,288)	(175,330,611)

Net Assets:
Beginning of period	98,750,801	88,162,884	41,817,594	217,148,205

End of period	$105,288,887	$98,750,801	$36,433,306	$41,817,594

58	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$79,759	$(461,786)	$464,926	$429,922
Net realized gains (losses) from investments	24,005,437	17,836,311	1,982,453	1,033,776
Change in unrealized appreciation/depreciation from investments	(5,303,339)	17,016,734	(1,246,938)	5,043,263

Change in net assets resulting from operations	18,781,857	34,391,259	1,200,441	6,506,961

Proceeds from contributions	16,493,895	10,306,391	13,512,680	6,794,273
Value of withdrawals	(33,352,902)	(35,044,419)	(16,119,600)	(11,244,738)

Change in net assets resulting from transactions from investors’ beneficial interest	(16,859,007)	(24,738,028)	(2,606,920)	(4,450,465)

Change in net assets	1,922,850	9,653,231	(1,406,479)	2,056,496

Net Assets:
Beginning of period	139,401,552	129,748,321	51,742,652	49,686,156

End of period	$141,324,402	$139,401,552	$50,336,173	$51,742,652

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	59

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover

GROWTH PORTFOLIO
Year Ended October 31, 2007	31.11%		$89,686	0.62%	0.45%	0.62%	57%
Year Ended October 31, 2008	(37.75	)%(a)	81,942	0.62%	0.19%	0.62%	158%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	66%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89%
Year Ended October 31, 2011	11.07%		105,289	0.66%	0.07%	0.66%	56%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2007	25.17%		455,062	0.79%	2.16%	0.79%	26%
Year Ended October 31, 2008	(51.79)%		199,309	0.76%	2.65%	0.76%	29%
Year Ended October 31, 2009	24.16%		217,148	0.88%	2.23%	0.88%	58%
Year Ended October 31, 2010	6.15%		$41,818	0.87%	2.07%	0.87%	63%
Year Ended October 31, 2011	(6.58	)%(b)	$36,433	1.35%	1.36%	1.35%	178	%(c)

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2007	30.54%		224,268	0.91%	(0.55)%	0.91%	69%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%	(0.46)%	0.87%	80%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	65%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	68%
Year Ended October 31, 2011	12.40%		141,324	0.88%	0.05%	0.88%	69%

VALUE PORTFOLIO
Year Ended October 31, 2007	10.28%		82,658	0.66%	1.29%	0.66%	19%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%	1.54%	0.64%	25%
Year Ended October 31, 2009	20.05%		49,686	0.68%	1.41%	0.68%	20%
Year Ended October 31, 2010	13.56%		51,743	0.67%	0.87%	0.67%	26%
Year Ended October 31, 2011	2.08%		50,336	0.65%	0.84%	0.65%	24%

(a)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

(b)

During the period ended October 31, 2011, amounts were reimbursed to the HSBC Investor International Equity Portfolio in connection with violations of certain investment policies and limitations. The corresponding impact to the total return was 0.01%.

(c)

Effective at the close of business on January 12, 2011, the HSBC Investor International Equity Portfolio changed its subadviser from AllianceBernstein L.P. to Lord, Abbett & Co. LLC. As a result, the portfolio turnover rate was higher than historic rates.

60	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio”, collectively the “Portfolios”):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds, which also includes HSBC Advisor Funds Trust and HSBC Investor Funds (the “Trusts”). Financial statements for all other funds of the Trusts are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

          Investment transactions are accounted for not later than on business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

HSBC INVESTOR PORTFOLIOS	61

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable portfolios or funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Derivative Instruments:

          All open derivative positions at year end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Foreign Currency Contracts:

          Each Portfolio may enter into forward foreign currency contracts. The Portfolios enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. For the year ended October 31, 2011, the International Equity Portfolio entered into forward foreign currency contracts in connection with planned purchases and sales of securities. The contract amount of forward foreign currency contracts outstanding was $0.6 million as of October 31, 2011. The monthly average contract amount for these contracts was $0.2 million.

Futures Contracts:

          Each Portfolio may invest in futures contracts. The Portfolios use futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended October 31, 2011, the Portfolios did not hold any futures contracts.

62	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of October 31, 2011:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$4,845	Unrealized depreciation on forward foreign currency contracts	$1,168

*

Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the year ended October 31, 2011:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Exchange Contracts	Net realized gains (losses) from forward foreign currency contracts, change in unrealized appreciation/depreciation on investments and foreign currencies	($42,094)	$3,677

3.	Investment Valuation Summary:

          The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical assets

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

          Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchanged traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

HSBC INVESTOR PORTFOLIOS	63

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

          Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of trading of the New York Stock Exchange and are typically categorized as Level 2 in the fair value hierarchy.

          Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Trusts’ Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the International Equity Portfolio to a significant extent.

For the year ended October 31, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2011 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Growth Portfolio
Investment Securities:
Common Stocks (a)	101,750,729	—	—	101,750,729
Investment Company	1,233,908	—	—	1,233,908

Total Investment Securities	102,984,637	—	—	102,984,637

International Equity Portfolio
Investment Securities:
Common Stocks: (b)
Brazil	486,621	—	—	486,621
Canada	597,303	—	—	597,303
Ireland (Republic of)	319,378	—	—	319,378
Israel	526,965	328,708	—	855,673
Sweden	470,532	500,726	—	971,258
United Kingdom	734,556	8,845,728	—	9,580,284
All Other Common Stocks (a)	—	23,444,703	—	23,444,703

Total Investment Securities	3,135,355	33,119,865	—	36,255,220

Other Financial Instruments: (c)
Forward Foreign Currency Contracts	—	3,677	—	3,677

Total Investments	3,135,355	33,123,542	—	36,258,897

64	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

	LEVEL 1($)	LEVEL 2($)	LEVEL 3($)	Total($)

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	135,423,774	—	—	135,423,774
Investment Company	3,493,603	—	—	3,493,603

Total Investment Securities	138,917,377	—	—	138,917,377

Value Portfolio
Investment Securities:
Common Stocks (a)	49,639,226	—	—	49,639,226
Investment Company	384,525	—	—	384,525

Total Investment Securities	50,023,751	—	—	50,023,751

(a)	For detailed industry or country descriptions, see the accompanying Schedules of Portfolio Investments.

(b)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(c)

Other financial instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. The only significant transfers between Levels 1, 2 or 3 as of October 31, 2011 are related to the use of the systematic valuation model to value foreign securities in the International Equity Portfolio.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions and Other Agreements:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow”), Lord, Abbett & Co. LLC (“Lord, Abbett”), Westfield Capital Management Company, L.P. (“Westfield”) and NWQ Investment Management Company, LLC (“NWQ”) serve as subad-visers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios. Effective at the close of business on January 12, 2011, Lord, Abbett replaced AllianceBernstein L.P. (“AllianceBernstein”) as subadviser to the International Equity Portfolio.

For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate(%)*

Up to $250 million	0.575
In excess of $250 million but not exceeding $500 million	0.525
In excess of $500 million but not exceeding $750 million	0.475
In excess of $750 million but not exceeding $1 billion	0.425
In excess of $1 billion	0.375

*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

HSBC INVESTOR PORTFOLIOS	65

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

          For their services, the Investment Adviser and Lord, Abbett (and AllianceBernstein, prior to January 12, 2011) receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate(%)

Up to $10 million	1.015
In excess of $10 million but not exceeding $25 million	0.925
In excess of $25 million but not exceeding $50 million	0.790
In excess of $50 million but not exceeding $100 million	0.700
In excess of $100 million	0.610

          For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate(%)

Up to $500 million	0.525
In excess of $500 million but not exceeding $1 billion	0.475
In excess of $1 billion	0.425

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

HSBC serves the Trusts as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Trusts a fee, accrued daily and paid monthly at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate(%)

Up to $10 billion	0.0550
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0275
In excess of $50 billion	0.0250

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trusts, however, the assets of the Portfolios and HSBC Investor Funds and HSBC Advisor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trusts. For assets invested in the Portfolios by the HSBC Investor Funds and HSBC Advisor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above.

          During the year ended October 31, 2011, Lord, Abbett reimbursed $5,235 to the International Equity Portfolio related to violations of certain investment policies and limitations. The impact to the total return is disclosed in the Financial Highlights.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator subject to the general supervision by the Trusts’ Board and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new portfolios, minus 0.02%, which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trusts paid Citi $274,649 for the year ended October 31, 2011, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals as employees of Citi.

66	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2011 (continued)

Fund Accounting:

          Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for services as a Trustee of the Trusts, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any Emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2011 were as follows:

Portfolio Name	Purchases	Sales

Growth Portfolio	$58,137,418	$63,903,183
International Equity Portfolio	71,255,652	72,448,207
Opportunity Portfolio	102,726,563	121,205,227
Value Portfolio	12,728,666	12,534,064

For the year ended October 31, 2011, there were no long-term U.S. government securities held by the Portfolio Trust.

6.	Federal Income Tax Information:

          At October 31, 2011, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)*

Growth Portfolio	79,889,473	24,246,018	(1,150,854)	23,095,164
International Equity Portfolio	39,126,285	1,330,123	(4,201,188)	(2,871,065)
Opportunity Portfolio	128,137,431	19,751,435	(8,971,489)	10,779,946
Value Portfolio	49,967,619	6,416,564	(6,360,432)	56,132

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7.	Legal and Regulatory Matters:

          On September 26, 2006, BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8.	Subsequent Events:

          The Board of Trustees of HSBC Investor Portfolios approved to close the HSBC Investor Value Portfolio and the HSBC Investor International Equity Portfolio and provide for their orderly liquidation upon or after the liquidation of the HSBC Investor Value Fund, the HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund, which are to be liquidated on or about December 31, 2011.

HSBC INVESTOR PORTFOLIOS	67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of HSBC Investor Portfolios:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Portfolios – HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2011, and the related statements of operations for the year then ended, the changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the respective custodian or broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2011

68	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2011

          As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

           These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11

Growth Portfolio	$1,000.00	$929.70	$3.16	0.65%
International Equity Portfolio	1,000.00	831.50	6.65	1.44%
Opportunity Portfolio	1,000.00	861.10	4.17	0.89%
Value Portfolio	1,000.00	874.40	3.12	0.66%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/1/11 – 10/31/11	Annualized Expense Ratio During Period 5/1/11 – 10/31/11

Growth Portfolio	$1,000.00	$1,021.93	$3.31	0.65%
International Equity Portfolio	1,000.00	1,017.95	7.32	1.44%
Opportunity Portfolio	1,000.00	1,020.72	4.53	0.89%
Value Portfolio	1,000.00	1,021.88	3.36	0.66%

*

Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR PORTFOLIOS	69

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

          The following table contains information regarding HSBC Investor Family of Funds’ Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment company act of 1940, as amended, of the HSBC Investor Family of Funds. The HSBC Investor Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Name, Address, Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During Past 5 Years

NON-INTERESTED TRUSTEES

Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 55	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	29	None

Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (2000 – present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995 – 2000)	29	None

Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 61	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	29	Penn Treaty American Corporation (insurance)

Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005 – present); Chief Financial Officer, American Museum of Natural History (2003 – 2004); Chief Financial Officer, Datek Online Holdings (2000 – 2003); Previously EVP and CFO Republic New York Corporation	29	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services); Financial Federal Corporation (NYSE listed specialty finance)

Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003 – present); General Partner, Global Multi Manager Partners (1999 – 2003); President of Investor Access Corporation (1981 – 2003)	29	None

INTERESTED TRUSTEE

Sylvia Coutinho P.O. Box 182845 Columbus, OH 43218-3035 Age: 49**	Trustee	Indefinite; 2011 to December 16, 2011***	CEO Asset Management Americas, HSBC Global Asset Management (2010 – present); CEO Asset Management and Wealth Management Latin America, HSBC Latam (2008 – 2010); Executive Director HSBC Brazil, Head of Asset Management, Custody and Private Banking, and Latam Regional Head for Asset Management (2006 – 2008); Executive Director, Private Banking, HSBC Bank Brazil (2005 – 2006)	29	None

EMERITUS TRUSTEE

Larry M. Robbins P.O. Box 182845 Columbus, OH 43218-3035 Age: 72	Emeritus Trustee	Until December 31, 2011; Trustee from 1987 to December 31, 2010	Private Investor (2007-present); Director, Center for Teaching and Learning, University of Pennsylvania (1999 – 2007)	29	None

*	Includes the Trust, the HSBC Advisor Funds Trust and the HSBC Investor Portfolios.

**	Elected by shareholders of the Trust on June 15, 2011 at a shareholder meeting where all Trustees (except the Emeritus Trustee) were so elected.

***	Resigned from her position with the Trust effective December 16, 2011.

70	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited) (continued)

Name, Address, Age	Position(s) Held Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)

Stephen Sivillo 452 Fifth Avenue New York, NY 10018 Age: 40	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 – present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007 – 2009); Assistant Vice President, Compliance, AllianceBernstein (2005 – 2007)

Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 44	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010 – present); Director, Product Management, Columbia Management (2007 – 2009); Deputy Treasurer, Columbia Funds, (2006 – 2007); Director, Fund Administration, Columbia Management (2004 – 2007)

Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 39	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)

F. Martin Fox 100 Summer Street Suite 1500 Boston, MA 02110 Age: 48	Assistant Secretary	One year; 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 – present); Contract Attorney, Update Legal LLC (2002 – 2008)

Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 52	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 – present)

*	Mr. Edwards, Mr. Schmidt and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC INVESTOR PORTFOLIOS	71

          Other Information:

          A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities of each Fund, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ web-site at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Portfolio is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          Cost Basis Information

          As of January 1, 2012, federal law requires that mutual fund companies maintain and report a shareholder’s cost basis by tax lot and the holding period of “covered” security sales to the Internal Revenue Service on Form 1099. Covered securities include mutual fund shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting cost basis information if such shares are not deemed to be “covered”.

          The new tax regulations require that the Funds elect a default cost basis calculation method in order to carry out the required reporting. The Funds have chosen the average cost method as the default cost basis calculation method for their shareholders. This is the method the Funds will use to determine which “covered” shares are deemed to be sold when a shareholder has not elected a specific cost basis method for his/her account. The average cost method is also the method in which sales of “covered” shares will be reported on a shareholder’s Form 1099 absent a specific cost basis method election from the shareholder.

          Shareholders are free to change their elected cost basis calculation method. From the time of purchase until the sale of “covered” shares, shareholders may choose a different cost basis calculation method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

72	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80 South Eighth Street	Columbus, OH 43218
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
Lord, Abbett & Co. LLC	Citi Fund Services
90 Hudson Street	3435 Stelzer Road
Jersey City, NJ 07302	Columbus, OH 43219

HSBC Investor Opportunity Portfolio	DISTRIBUTOR
Westfield Capital Management Company, L.P.	Foreside Distribution Services, L.P.
One Financial Center	690 Taylor Road, Suite 150
Boston, MA 02111	Gahanna, OH 43230

HSBC Investor Value Portfolio	CUSTODIAN
NWQ Investment Management Co., LLC	The Northern Trust Company
2049 Century Park East, 16th Floor	50 South LaSalle Street
Los Angeles, CA 90067	Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-AR-WS-1211	12/11

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2010	$228,000
2011	$244,970

(b) Audit-Related Fees,
2010	$6,200
2011	$7,000

2010 – Fees of $6,200 relate to the consent of N-1A filing.
2011 – Fees of $7,000 relate to the consent of N-1A filing.

(c) Tax Fees,
2010	$138,625
2011	$124,855

Fees for both 2010 and 2011 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2010	$0
2011	$0

               (e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

                    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) – (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees.
2010	$144,825
2011	$131,855

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC INVESTOR PORTFOLIOS

By (Signature and Title)	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	12/21/11

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	12/21/11

By (Signature and Title)	/s/ Ty Edwards

Ty Edwards
Treasurer

Date	12/21/11